UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-54
                                   -----------


                           AXP INVESTMENT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
   Diversified
       Equity Income
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                      8

Investments in Securities                                            10

Financial Statements (Portfolio)                                     14

Notes to Financial Statements (Portfolio)                            17

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                21

Financial Statements (Fund)                                          22

Notes to Financial Statements (Fund)                                 25

Report of Independent Registered
   Public Accounting Firm (Fund)                                     35

Federal Income Tax Information                                       36

Fund Expenses Example                                                38

Board Members and Officers                                           40

Proxy Voting                                                         42

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Warren Spitz                     11/00                       20
Steve Schroll                     2/04                       23
Laton Spahr                       2/04                        6

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates by class
A: 10/15/90     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INDZX        B: IDEBX        C: ADECX        Y: IDQYX

Total net assets                                         $3.454 billion

Number of holdings                                                  127

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
  X                      MEDIUM  SIZE
  X                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Financials 24.7%
Industrials 24.0%
Energy 17.7%
Telecommunication services 8.0%
Materials 7.0%
Consumer discretionary 6.2%
Health care 4.1%
Short-term securities* 3.7%
Information technology 2.0%
Consumer staples 1.8%
Utilities 0.8%

* 3.0% of portfolio assets is due to security lending activity. O.7% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                             3.3%
General Electric (Multi-industry)                                   3.3
Citigroup (Finance companies)                                       3.0
XL Capital Cl A (Insurance)                                         2.9
PacifiCare Health Systems (Health care services)                    2.7
St. Paul Travelers Companies (Insurance)                            2.1
ChevronTexaco (Energy)                                              1.8
Ingersoll-Rand Cl A (Machinery)                                     1.7
Burlington Northern Santa Fe (Industrial transportation)            1.7
SBC Communications (Utilities -- telephone)                         1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources. Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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3   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Performance Summary

(bar graph)

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2004

25%                  (bar 1)        (bar 2)
20%                  +23.09%        +20.52%             (bar 3)
15%                                                     +17.09%
10%
 5%
 0%

(bar 1) AXP Diversified Equity Income Fund Class A (excluding sales charge) (bar 2) Russell 1000 Value Index (unmanaged)
(bar 3) Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                   Class B                     Class C                  Class Y
(Inception dates)               (10/15/90)                 (3/20/95)                   (6/26/00)                (3/20/95)
                              NAV(1)    POP(2)       NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)      POP(5)
as of Sept. 30, 2004
1 year                      +23.09%   +16.01%       +22.11%      +18.11%        +22.18%      +22.18%      +23.41%     +23.41%
3 years                     +10.14%    +7.99%        +9.27%       +8.43%         +9.26%       +9.26%      +10.35%     +10.35%
5 years                      +5.59%    +4.35%        +4.78%       +4.61%           N/A          N/A        +5.78%      +5.78%
10 years                     +9.70%    +9.05%          N/A          N/A            N/A          N/A          N/A         N/A
Since inception             +12.01%   +11.54%        +9.55%       +9.55%         +5.30%       +5.30%      +10.56%     +10.56%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP(R) Diversified Equity Income Fund's portfolio management team discusses the fund's positioning and results for fiscal year 2004.

Q: How did AXP Diversified Equity Income Fund perform for the 12 months ended Sept. 30, 2004?

A: AXP Diversified Equity Income Fund's Class A shares rose 23.09% (excluding sales charge) for the 12 months ended Sept, 30, 2004. The Fund outpaced the 20.52% advance of the Russell 1000(R) Value Index and the 17.09% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group.

Q:  What factors most significantly  affected performance?

A: Value stocks outpaced growth stocks during the annual period. The Fund benefited from effective sector allocation and strong stock selection in the majority of the sectors in the Russell 1000 Value Index. More specifically, greater-than-Russell 1000 Value Index positions in the basic materials, producer durables, and energy sectors and lower-than-Russell 1000 Value Index positions in the consumer discretionary, consumer staples, financials, and technology sectors contributed positively to the Fund's results.

    While a modestly higher-than-Russell 1000 Value Index exposure to health care detracted from Fund performance, our stock selection in this sector produced strong results, most significantly a higher than Russell 1000 Value Index position in PacifiCare Health Systems and a lower-than-Russell 1000 Value Index position in Merck. Our stock selection was also particularly strong in energy, with British Petroleum, Transocean, and Pioneer Resources among the top performers for the Fund during the fiscal year. In consumer discretionary, Royal Caribbean Cruises was an especially good performing stock. Exposure to small- and mid-cap stocks also helped the Fund's performance, as these equity market segments outperformed their large-cap counterparts for the fiscal year.

    Detracting from the Fund's performance were its holdings in the insurance industry, which was burdened during the fiscal year by concerns over its pricing cycle, especially given the hurricane season recently experienced by much of the east coast of the U.S. Disappointments included XL Capital and St. Paul Travelers.

Q:  What changes did you make to the portfolio?

A: During the first half of the fiscal year, we added to the energy and telecommunications services sectors, primarily adding to existing stocks rather than establishing new positions.

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5   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund benefited from effective sector allocation and strong stock selection in the majority of the sectors in the Russell 1000 Value Index. (end callout quote)

    In energy, we focused on the oil services industry. The energy sector has paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the period, and supply/demand dynamics supported strong stock performance. The telecommunications industry had suffered during much of 2003 amid restructuring, increased competition, and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue. We sold some stocks at a profit in the consumer discretionary sector.

    Throughout the period, we added to the Fund's position in financials, while still maintaining a lower-than-Russell 1000 Value Index position. During the first half, we focused on insurance companies, especially those in the property and casualty area, which were attractively valued. During the second half, we increased the portfolio's exposure to banks, which had become attractively valued on concerns of rising interest rates. For example, we added to positions in such names as Wells Fargo, Bank of America, and Citigroup. We also established a position in Fannie Mae, which had become attractively valued after facing what we believe to be temporary headline risk, as the soundness of its corporate management and financial reporting practices came under scrutiny.

    In the industrials sector, we shifted out of some mid-cap names and used those assets to initiate a position in General Electric after it was added to the Russell 1000 Value Index during this period. Indeed, overall, we gradually moved out of some small- and mid-cap stocks into larger-cap stocks during the second half of the fiscal year.

    At the end of the period, the Fund continued to have larger-than-Russell 1000 Value Index positions in producer durables, materials, and energy. The Fund had lower-than-Russell 1000 Value Index positions in financials, utilities, and consumer discretionary. The portfolio had a low turnover rate of just 18% for the annual period.

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6   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Questions & Answers

A Look at Value vs. Growth

Large company value stocks as represented by the Fund's benchmark (the Russell 1000 Value Index) have significantly outperformed large company growth stocks over the past few years, as shown below.

Average Annual Total Returns

As of Sept. 30, 2004              1 yr.   3 yr.    5 yr.   10 yr.
Russell 1000 Value Index         20.52%   7.57%    4.31%   12.53%
Russell 1000 Growth Index         7.51%   1.61%   -6.76%    8.71%

Source: Lipper Inc.

Past performance does not guarantee future results. The above table is for illustration only and is not intended to represent performance of the fund. The Russell 1000 Growth Index, an unmanaged index, measures the performance of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. Both indices are compiled by Frank Russell Co.

Q:  How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the U.S. economy will continue to grow at a relatively modest pace. This sluggishness could create volatility in stock prices in the months ahead. Uncertainty overseas, a rising U.S. interest rate environment and higher inflation, especially record high energy prices, could also increase market volatility. Even with this uncertainty, however, we remain optimistic about four areas of the equity market -- industrials, energy, telecommunications services, and select financials -- and we intend to maintain greater-than-index positions in the portfolio in each as we look ahead.

    In industrials, which incorporates basic materials and producer durables, strong earnings growth potential should be supported by modest but ongoing gains in both the economy and the broad equity market. Although the energy sector has been strong, it has yet to see its stocks fully reflect high commodity prices and thus has further upside potential, in our view. We expect telecommunications services companies to continue their rebound from 2003 as they have done thus far in 2004. Elsewhere, we are beginning to look at consumer staples and pharmaceuticals, two areas that have lagged until now, but we have made only modest additions in these industries thus far.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

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7   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Diversified Equity Income Fund Class A shares (from 10/1/94 to 9/30/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                         Short-term       Long-term
Fiscal year ended             Income    capital gains   capital gains      Total
Sept. 30, 2004                 $0.14      $  --           $  --            $0.14
Sept. 30, 2003                  0.12         --              --             0.12
Sept. 30, 2002                  0.12       0.07            0.41             0.60
Sept. 30, 2001                  0.13         --            0.02             0.15
Sept. 30, 2000                  0.13       0.05            0.78             0.96

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8   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

(line graph)

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DIVERSIFIED EQUITY INCOME FUND

AXP Diversified Equity
 Income Fund Class A
 (includes sales charge)   $ 9,425   $10,539   $12,338  $15,808   $15,464   $18,120   $19,145  $17,799   $14,619   $19,321   $23,783
Russell 1000 Value
 Index(1)                  $10,000   $12,772   $15,065  $21,438   $22,208   $26,365   $28,715  $26,156   $21,723   $27,016   $32,560
Lipper Equity Income
 Funds Index(2)            $10,000   $12,028   $13,894  $18,513   $18,752   $21,257   $22,979  $20,952   $17,445   $21,018   $24,610
                            `94       `95       `96      `97       `98       `99       `00       `01      `02       `03       `04

COMPARATIVE RESULTS

Results as of Sept. 30, 2004                                                                                             Since
                                                            1 year          3 years       5 years       10 years     inception(3)
AXP Diversified Equity Income Fund (includes sales charge)
Class A    Cumulative value of $10,000                      $11,601        $12,594       $12,373        $23,783       $45,928
           Average annual total return                      +16.01%         +7.99%        +4.35%         +9.05%       +11.54%
Russell 1000(R) Value Index(1)
           Cumulative value of $10,000                      $12,052        $12,447       $12,349        $32,560       $59,400
           Average annual total return                      +20.52%         +7.57%        +4.31%        +12.53%       +13.66%
Lipper Equity Income Funds Index(2)
           Cumulative value of $10,000                      $11,709        $11,746       $11,576        $24,610       $42,993
           Average annual total return                      +17.09%         +5.51%        +2.97%         +9.42%       +11.05%

Results for other share classes can be found on page 4.

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from Oct. 15, 1990. Index data is from Nov. 1, 1990.

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9   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Investments in Securities

Equity Income Portfolio

Sept. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                            Shares           Value(a)

Aerospace & defense (3.4%)
Goodrich                                           882,250      $27,667,360
Honeywell Intl                                   1,051,100       37,692,446
Rockwell Automation                                441,000       17,066,700
United Technologies                                370,900       34,634,642
Total                                                           117,061,148

Airlines (0.6%)
AMR                                              2,086,500(b,e)  15,294,045
Northwest Airlines                                 612,900(b,e)   5,031,909
Total                                                            20,325,954

Automotive & related (1.6%)
Eaton                                              459,400       29,130,554
General Motors                                     638,000(e)    27,102,240
Total                                                            56,232,794

Banks and savings & loans (3.2%)
Bank of America                                  1,343,568       58,216,801
US Bancorp                                         327,600        9,467,640
Washington Mutual                                  475,300       18,574,724
Wells Fargo & Co                                   430,200       25,652,826
Total                                                           111,911,991

Beverages & tobacco (1.3%)
Altria Group                                       934,800       43,972,992

Broker dealers (2.6%)
JP Morgan Chase & Co                               777,508       30,890,393
Lehman Brothers Holdings                           144,100(e)    11,487,652
Merrill Lynch & Co                                 465,500       23,144,660
Morgan Stanley                                     485,100       23,915,430
Total                                                            89,438,135

Building materials & construction (1.7%)
CEMEX ADR                                          745,933(c)    20,990,555
Hanson ADR                                         979,700(c)    36,248,900
Total                                                            57,239,455

Chemicals (2.8%)
Air Products & Chemicals                           126,900        6,900,822
Compass Minerals Intl                              640,600       14,221,320
Dow Chemical                                       876,800       39,613,824
Eastman Chemical                                   146,700(e)     6,975,585
EI du Pont de Nemours & Co                         701,400       30,019,920
Total                                                            97,731,471

Computer hardware (0.2%)
Hewlett-Packard                                    452,100        8,476,875

Computer software & services (1.4%)
Electronic Data Systems                          1,246,000       24,159,940
Microsoft                                          845,900       23,389,135
Total                                                            47,549,075

Energy (11.9%)
BP ADR                                             236,800(c)    13,623,104
Burlington Resources                               198,200        8,086,560
ChevronTexaco                                    1,216,200       65,236,968
ConocoPhillips                                     312,600       25,898,910
Exxon Mobil                                      1,215,200       58,730,616
Kerr-McGee                                         779,700       44,637,825
Marathon Oil                                     1,150,200       47,480,256
Petroleo Brasileiro ADR                          1,396,900(c,e)  49,240,725
Repsol ADR                                         758,900(c)    16,635,088
Total ADR                                          474,800(c,e)  48,510,316
Unocal                                             761,700       32,753,100
Total                                                           410,833,468

Energy equipment & services (6.3%)
Baker Hughes                                     1,078,700       47,160,764
Halliburton                                      1,449,200       48,823,548
McDermott Intl                                   2,538,100(b)    29,949,580
Schlumberger                                       691,300       46,531,403
Tidewater                                        1,421,900       46,282,845
Total                                                           218,748,140

Engineering & construction (0.7%)
Fluor                                              543,500       24,196,620

Environmental services (0.6%)
Waste Management                                   759,100       20,753,794

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Finance companies (3.0%)
Citigroup                                        2,386,800     $105,305,616

Financial services (2.5%)
Capital One Financial                              307,700       22,739,030
Fannie Mae                                         759,700       48,164,980
MBNA                                               625,600       15,765,120
Total                                                            86,669,130

Food (0.6%)
Archer-Daniels-Midland                           1,239,600       21,048,408

Furniture & appliances (1.4%)
Stanley Works                                      384,600       16,357,038
Whirlpool                                          543,100       32,634,879
Total                                                            48,991,917

Health care products (0.5%)
Bristol-Myers Squibb                               639,000(e)    15,125,130
Merck & Co                                         102,100        3,369,300
Total                                                            18,494,430

Health care services (3.4%)
PacifiCare Health Systems                        2,639,700(b)    96,876,990
Tenet Healthcare                                 1,772,600(b)    19,126,354
Total                                                           116,003,344

Home building (0.4%)
Centex                                              59,800        3,017,508
DR Horton                                           89,750        2,971,623
KB HOME                                             43,100        3,641,519
Lennar Cl A                                         89,650        4,267,340
Total                                                            13,897,990

Industrial transportation (1.8%)
Burlington Northern Santa Fe                     1,589,500       60,893,745

Insurance (12.2%)
ACE                                              1,395,400(c)    55,899,724
CIGNA                                              176,500       12,289,695
Hartford Financial Services Group                  222,700       13,791,811
Jefferson-Pilot                                    472,000       23,439,520
Lincoln Natl                                       472,000       22,184,000
Loews                                              669,700       39,177,450
SAFECO                                             717,200       32,740,180
St. Paul Travelers Companies                     2,222,720       73,483,123
Torchmark                                          466,600       24,813,788
UnumProvident                                    1,122,200       17,607,318
XL Capital Cl A                                  1,388,225(c)   102,714,767
Total                                                           418,141,376

Leisure time & entertainment (1.9%)
Blockbuster Cl A                                   708,300(e)     5,375,997
Eastman Kodak                                      580,200       18,694,044
Royal Caribbean Cruises                            978,700(e)    42,671,320
Total                                                            66,741,361

Machinery (7.0%)
Caterpillar                                      1,477,400      118,856,830
Ingersoll-Rand Cl A                                908,600(c)    61,757,542
Parker Hannifin                                    627,100       36,911,106
Tomkins ADR                                      1,250,500(c)    24,209,680
Total                                                           241,735,158

Media (0.7%)
RR Donnelley & Sons                                769,000       24,085,080

Metals (0.8%)
Alcoa                                              872,400       29,303,916

Multi-industry (9.8%)
Cooper Inds Cl A                                   302,500       17,847,500
Crane                                              846,000       24,466,320
Diebold                                            154,500        7,215,150
Dover                                              267,400       10,393,838
General Electric                                 3,517,300      118,110,934
Martin Marietta Materials                          274,100       12,408,507
Monsanto                                           977,500       35,600,550
Pentair                                            518,100       18,086,871
Pitney Bowes                                       263,400       11,615,940
Textron                                            718,200       46,158,714
YORK Intl                                        1,181,900       37,336,221
Total                                                           339,240,545

Paper & packaging (2.7%)
Abitibi-Consolidated                             2,132,000(c)    13,452,920
Intl Paper                                       1,081,900       43,719,579
MeadWestvaco                                       364,100       11,614,790
Rayonier                                           164,700        7,451,028
Weyerhaeuser                                       250,100       16,626,648
Total                                                            92,864,965

Precious metals (0.1%)
Freeport McMoRan Copper &                          116,500        4,718,250
  Gold Cl B

Real estate investment trust (1.7%)
Crescent Real Estate Equities                    2,767,000       43,552,580
Starwood Hotels &
  Resorts Worldwide                                301,000       13,972,420
Total                                                            57,525,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- general (0.3%)
JC Penney                                          276,700       $9,761,976

Utilities -- electric (0.2%)
FirstEnergy                                         85,800        3,524,664
Pinnacle West Capital                               81,200        3,369,800
Total                                                             6,894,464

Utilities -- natural gas (0.5%)
NiSource                                           801,400       16,837,414

Utilities -- telephone (8.3%)
AT&T                                             1,561,500       22,360,680
BellSouth                                        2,025,500       54,931,560
BT Group                                        10,517,000       34,254,629
SBC Communications                               2,340,900       60,746,355
Sprint                                           1,366,800       27,513,684
Telefonos de Mexico ADR Cl L                     1,107,500(c)    35,739,025
Verizon Communications                           1,265,700       49,843,266
Total                                                           285,389,199

Total common stocks
(Cost: $2,878,909,211)                                       $3,389,015,196

Preferred stocks (1.2%)
Issuer                                            Shares           Value(a)

Schering-Plough
  6.00% Cv                                         268,200      $13,463,640
UnumProvident
  8.25% Cv                                         400,000       12,837,600
Xerox
  6.25% Cv                                          40,150        5,109,088
  7.50% Cv                                         130,700(d)    10,178,262

Total preferred stocks
(Cost: $33,960,000)                                             $41,588,590

Bond (0.1%)
Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount
Calpine
  Sr Nts
   02-15-11               8.50%                 $6,000,000(e)    $3,840,000

Total bond
(Cost: $5,050,865)                                               $3,840,000

Short-term securities (3.9%)(f)
Issuer                 Effective                  Amount           Value(a)
                         yield                  payable at
                                                 maturity

U.S. government agencies (3.3%)
Federal Home Loan Mtge Corp Disc Nt
  10-05-04                1.61%                $13,800,000      $13,796,914
Federal Natl Mtge Assn Disc Nts
  10-01-04                1.53                  10,600,000       10,599,550
  10-05-04                1.54                  10,000,000        9,997,861
  10-20-04                1.60                  15,000,000       14,986,667
  11-03-04                1.68                  10,600,000       10,583,182
  11-04-04                1.72                   9,100,000        9,084,783
  12-01-04                1.80                  35,000,000       34,892,059
  12-29-04                1.81                  10,000,000        9,955,010
Total                                                           113,896,026

Commercial paper (0.6%)
Jupiter Securitization
  10-26-04                1.78                   5,300,000        5,293,187
Ranger Funding LLC
  10-19-04                1.77                   7,600,000        7,592,901
UBS Finance/Delaware LLC
  10-01-04                1.88                   6,600,000        6,599,655
 Total                                                           19,485,743

Total short-term securities
(Cost: $133,382,428)                                           $133,381,769

Total investments in securities
(Cost: $3,051,302,504)(g)                                    $3,567,825,555

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 13.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2004, the value of these securities amounted to $10,178,262 or 0.3% of net assets.

(e) At Sept. 30, 2004, security was partially or fully on loan. See Note 4 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 3.1% of net assets. See Note 4 to the financial statements. 0.8% of net assets is the Portfolio's cash equivalent position.

(g) At Sept. 30, 2004, the cost of securities for federal income tax purposes was $3,073,812,846 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $583,407,642
     Unrealized depreciation                                    (89,394,933)
                                                                -----------
     Net unrealized appreciation                               $494,012,709
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,051,302,504)                                         $3,567,825,555
Dividends and accrued interest receivable                                        4,378,530
U.S. government securities held as collateral (Note 4)                           1,486,931
                                                                                 ---------
Total assets                                                                 3,573,691,016
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  279,977
Payable for investment securities purchased                                     10,221,750
Payable upon return of securities loaned (Note 4)                              108,967,831
Accrued investment management services fee                                          44,826
Other accrued expenses                                                              78,755
Total liabilities                                                              119,593,139
                                                                               -----------
Net assets                                                                  $3,454,097,877
                                                                            ==============
* Including securities on loan, at value (Note 4)                           $  104,169,004
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 81,986,832
Interest                                                                         1,084,909
Fee income from securities lending (Note 4)                                        531,367
   Less foreign taxes withheld                                                    (790,949)
                                                                                  --------
Total income                                                                    82,812,159
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              17,374,369
Compensation of board members                                                       15,815
Custodian fees                                                                     234,282
Audit fees                                                                          30,000
Other                                                                               66,751
                                                                                    ------
Total expenses                                                                  17,721,217
Earnings credits on cash balances (Note 2)                                            (212)
                                                                                      ----
Total net expenses                                                              17,721,005
                                                                                ----------
Investment income (loss) -- net                                                 65,091,154
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
Security transactions (Note 3)                                                  93,276,588
Foreign currency transactions                                                      (19,797)
                                                                                   -------
Net realized gain (loss) on investments                                         93,256,791
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          412,528,299
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          505,785,090
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $570,876,244
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                               2004               2003
Operations
Investment income (loss) -- net                                             $   65,091,154      $   49,173,561
Net realized gain (loss) on investments                                         93,256,791         (79,473,524)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          412,528,299         581,518,101
                                                                               -----------         -----------
Net increase (decrease) in net assets resulting from operations                570,876,244         551,218,138
                                                                               -----------         -----------
Proceeds from contributions                                                    658,005,554          82,160,645
Fair value of withdrawals                                                      (12,469,767)       (206,307,331)
                                                                               -----------        ------------
Net contributions (withdrawals) from partners                                  645,535,787        (124,146,686)
                                                                               -----------        ------------
Total increase (decrease) in net assets                                      1,216,412,031         427,071,452
Net assets at beginning of year                                              2,237,685,846       1,810,614,394
                                                                             -------------       -------------
Net assets at end of year                                                   $3,454,097,877      $2,237,685,846
                                                                            ==============      ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
18 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market-discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.4% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $2,773,419 for the year ended Sept. 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
19 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2004, the Portfolio's custodian fees were reduced by $212 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,257,861,530 and $537,896,778, respectively, for the year ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $73,448 for the year ended Sept. 30, 2004.

4. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $104,169,004 were on loan to brokers. For collateral, the Portfolio received $107,480,900 in cash and U.S. government securities valued at $1,486,931. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $531,367 for the year ended Sept. 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                               2004       2003        2002        2001      2000
Ratio of expenses to average daily net assets(a)                            .58%       .49%        .53%        .49%      .50%
Ratio of net investment income (loss) to average daily net assets          2.15%      2.49%       2.05%       1.82%     1.84%
Portfolio turnover rate (excluding short-term securities)                    18%        38%         40%        105%       52%
Total return(b)                                                           23.79%     32.76%     (17.44%)     (6.61%)    6.13%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

--------------------------------------------------------------------------------
21 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2004
Assets
Investment in Portfolio (Note 1)                                                                             $3,453,970,571
Capital shares receivable                                                                                         1,163,662
                                                                                                                  ---------
Total assets                                                                                                  3,455,134,233
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              404,659
Accrued distribution fee                                                                                             41,537
Accrued service fee                                                                                                     181
Accrued transfer agency fee                                                                                          12,527
Accrued administrative services fee                                                                                   2,666
Other accrued expenses                                                                                              183,149
                                                                                                                    -------
Total liabilities                                                                                                   644,719
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $3,454,489,514
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    3,498,256
Additional paid-in capital                                                                                    3,030,391,738
Undistributed net investment income                                                                              13,473,669
Accumulated net realized gain (loss) (Note 5)                                                                  (109,374,587)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           516,500,438
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $3,454,489,514
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $2,455,128,497
                                                            Class B                                          $  876,753,088
                                                            Class C                                          $   38,083,847
                                                            Class I                                          $   17,793,479
                                                            Class Y                                          $   66,730,603
Net asset value per share of outstanding capital stock:     Class A shares            248,435,750            $         9.88
                                                            Class B shares             88,974,448            $         9.85
                                                            Class C shares              3,868,662            $         9.84
                                                            Class I shares              1,798,472            $         9.89
                                                            Class Y shares              6,748,297            $         9.89
                                                                                        ---------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 81,983,579
Interest                                                                         1,088,132
Fee income from securities lending                                                 531,343
   Less foreign taxes withheld                                                    (790,918)
                                                                                  --------
Total income                                                                    82,812,136
                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                               17,720,299
Distribution fee
   Class A                                                                       5,224,755
   Class B                                                                       8,381,118
   Class C                                                                         317,426
Transfer agency fee                                                              4,878,760
Incremental transfer agency fee
   Class A                                                                         325,601
   Class B                                                                         250,741
   Class C                                                                          10,627
Service fee -- Class Y                                                              60,399
Administrative services fees and expenses                                          942,358
Compensation of board members                                                       11,890
Printing and postage                                                               442,590
Registration fees                                                                  172,956
Audit fees                                                                          10,000
Other                                                                               38,448
                                                                                    ------
Total expenses                                                                  38,787,968
   Earnings credits on cash balances (Note 2)                                      (28,834)
                                                                                   -------
Total net expenses                                                              38,759,134
                                                                                ----------
Investment income (loss) -- net                                                 44,053,002
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                        93,272,156
   Foreign currency transactions                                                   (19,798)
                                                                                   -------
Net realized gain (loss) on investments                                         93,252,358
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          412,510,870
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          505,763,228
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $549,816,230
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                                               2004                    2003
Operations and distributions
Investment income (loss) -- net                                             $   44,053,002           $   33,952,866
Net realized gain (loss) on investments                                         93,252,358              (79,471,567)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          412,510,870              581,492,955
                                                                               -----------              -----------
Net increase (decrease) in net assets resulting from operations                549,816,230              535,974,254
                                                                               -----------              -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (30,850,858)             (22,420,996)
      Class B                                                                   (5,770,731)              (5,348,267)
      Class C                                                                     (240,836)                (143,215)
      Class I                                                                     (144,394)                      --
      Class Y                                                                     (960,664)                (764,009)
                                                                                  --------                 --------
Total distributions                                                            (37,967,483)             (28,676,487)
                                                                               -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                     847,398,657              241,384,088
   Class B shares                                                              314,342,684              118,123,435
   Class C shares                                                               19,606,728                7,726,661
   Class I shares                                                               19,813,803                       --
   Class Y shares                                                               19,008,249               24,648,444
Reinvestment of distributions at net asset value
   Class A shares                                                               29,730,112               21,541,631
   Class B shares                                                                5,649,888                5,238,465
   Class C shares                                                                  232,895                  140,289
   Class I shares                                                                  144,280                       --
   Class Y shares                                                                  542,784                  423,220
Payments for redemptions
   Class A shares                                                             (316,122,621)            (311,169,115)
   Class B shares (Note 2)                                                    (213,635,413)            (171,551,253)
   Class C shares (Note 2)                                                      (6,303,553)              (4,033,858)
   Class I shares                                                               (2,503,628)                      --
   Class Y shares                                                              (13,765,705)             (11,439,279)
                                                                               -----------              -----------
Increase (decrease) in net assets from capital share transactions              704,139,160              (78,967,272)
                                                                               -----------              -----------
Total increase (decrease) in net assets                                      1,215,987,907              428,330,495
Net assets at beginning of year                                              2,238,501,607            1,810,171,112
                                                                             -------------            -------------
Net assets at end of year                                                   $3,454,489,514           $2,238,501,607
                                                                            ==============           ==============
Undistributed net investment income                                         $   13,473,669           $    6,975,213
                                                                            --------------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.52% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2004 was 99.99%.

--------------------------------------------------------------------------------
25 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
26 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $412,937 and accumulated net realized loss has been increased by $412,937.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                           2004             2003

Class A
Distributions paid from:
      Ordinary income                       $30,850,858     $22,420,996
      Long-term capital gain                         --              --
Class B
Distributions paid from:
      Ordinary income                         5,770,731       5,348,267
      Long-term capital gain                         --              --
Class C
Distributions paid from:
      Ordinary income                           240,836         143,215
      Long-term capital gain                         --              --
Class I*
Distributions paid from:
      Ordinary income                           144,394             N/A
      Long-term capital gain                         --             N/A
Class Y
Distributions paid from:
      Ordinary income                           960,664         764,009
      Long-term capital gain                         --              --

* Inception date was March 4, 2004.

At Sept. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $  3,801,780
Accumulated long-term gain (loss)                          $(77,193,402)
Unrealized appreciation (depreciation)                     $493,991,142

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
27 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

2. EXPEBSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines percentages from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
28 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $9,640,633 for Class A, $652,912 for Class B and $8,322 for Class C for the year ended Sept. 30, 2004.

During the year ended Sept. 30, 2004, the Fund's transfer agency fees were reduced by $28,834 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                       89,467,023   33,396,010     2,087,177    2,047,527    1,994,693
Issued for reinvested distributions         3,087,132      587,412        24,227       14,750       56,342
Redeemed                                  (33,291,976) (22,552,582)     (662,299)    (263,805)  (1,451,072)
                                          -----------  -----------      --------     --------   ----------
Net increase (decrease)                    59,262,179   11,430,840     1,449,105    1,798,472      599,963
                                           ----------   ----------     ---------    ---------      -------

* Inception date was March 4, 2004.

                                                               Year ended Sept. 30, 2003
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                       32,342,052   16,189,777     1,054,238          N/A    3,532,733
Issued for reinvested distributions         2,907,208      715,371        19,025          N/A       56,969
Redeemed                                  (44,645,918) (24,071,641)     (573,268)         N/A   (1,551,163)
                                          -----------  -----------      --------        -----   ----------
Net increase (decrease)                    (9,396,658)  (7,166,493)      499,995          N/A    2,038,539
                                           ----------   ----------       -------        -----    ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Sept. 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $77,193,402 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004      2003      2002        2001      2000
Net asset value, beginning of period                                          $8.14     $6.26    $ 8.18       $8.96     $9.40
                                                                              -----     -----    ------       -----     -----
Income from investment operations:
Net investment income (loss)                                                    .15       .14       .13         .12       .13
Net gains (losses) (both realized and unrealized)                              1.73      1.86     (1.45)       (.75)      .39
                                                                              -----     -----    ------       -----     -----
Total from investment operations                                               1.88      2.00     (1.32)       (.63)      .52
                                                                              -----     -----    ------       -----     -----
Less distributions:
Dividends from net investment income                                           (.14)     (.12)     (.12)       (.12)     (.13)
Excess distributions from net investment income                                  --        --        --        (.01)       --
Distributions from realized gains                                                --        --      (.48)       (.02)     (.83)
                                                                              -----     -----    ------       -----     -----
Total distributions                                                            (.14)     (.12)     (.60)       (.15)     (.96)
                                                                              -----     -----    ------       -----     -----
Net asset value, end of period                                                $9.88     $8.14    $ 6.26       $8.18     $8.96
                                                                              -----     -----    ------       -----     -----

Ratios/supplemental data
Net assets, end of period (in millions)                                      $2,455    $1,539    $1,243      $1,489    $1,631
Ratio of expenses to average daily net assets(b)                              1.06%     1.04%     1.02%        .95%      .93%
Ratio of net investment income (loss) to average daily net assets             1.67%     1.94%     1.55%       1.38%     1.43%
Portfolio turnover rate (excluding short-term securities)                       18%       38%       40%        105%       52%
Total return(c)                                                              23.09%    32.17%   (17.87%)     (7.03%)    5.66%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004      2003      2002        2001      2000
Net asset value, beginning of period                                          $8.12     $6.25    $ 8.17       $8.94     $9.40
                                                                              -----     -----    ------       -----     -----
Income from investment operations:
Net investment income (loss)                                                    .06       .08       .06         .06       .08
Net gains (losses) (both realized and unrealized)                              1.73      1.86     (1.44)       (.74)      .37
                                                                              -----     -----    ------       -----     -----
Total from investment operations                                               1.79      1.94     (1.38)       (.68)      .45
                                                                              -----     -----    ------       -----     -----
Less distributions:
Dividends from net investment income                                           (.06)     (.07)     (.06)       (.06)     (.08)
Excess distributions from net investment income                                  --        --        --        (.01)       --
Distributions from realized gains                                                --        --      (.48)       (.02)     (.83)
                                                                              -----     -----    ------       -----     -----
Total distributions                                                            (.06)     (.07)     (.54)       (.09)     (.91)
                                                                              -----     -----    ------       -----     -----
Net asset value, end of period                                                $9.85     $8.12    $ 6.25       $8.17     $8.94
                                                                              -----     -----    ------       -----     -----

Ratios/supplemental data
Net assets, end of period (in millions)                                        $877      $629      $529        $558      $547
Ratio of expenses to average daily net assets(b)                              1.83%     1.81%     1.79%       1.71%     1.69%
Ratio of net investment income (loss) to average daily net assets              .89%     1.18%      .79%        .62%      .67%
Portfolio turnover rate (excluding short-term securities)                       18%       38%       40%        105%       52%
Total return(c)                                                              22.11%    31.10%   (18.50%)     (7.70%)    4.85%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004      2003      2002        2001      2000(b)
Net asset value, beginning of period                                          $8.11     $6.25    $ 8.17       $8.94     $8.66
                                                                              -----     -----    ------       -----     -----
Income from investment operations:
Net investment income (loss)                                                    .07       .08       .07         .06       .02
Net gains (losses) (both realized and unrealized)                              1.73      1.85     (1.45)       (.74)      .28
                                                                              -----     -----    ------       -----     -----
Total from investment operations                                               1.80      1.93     (1.38)       (.68)      .30
                                                                              -----     -----    ------       -----     -----
Less distributions:
Dividends from net investment income                                           (.07)     (.07)     (.06)       (.06)     (.02)
Excess distributions from net investment income                                  --        --        --        (.01)       --
Distributions from realized gains                                                --        --      (.48)       (.02)       --
                                                                              -----     -----    ------       -----     -----
Total distributions                                                            (.07)     (.07)     (.54)       (.09)     (.02)
                                                                              -----     -----    ------       -----     -----
Net asset value, end of period                                                $9.84     $8.11    $ 6.25       $8.17     $8.94
                                                                              -----     -----    ------       -----     -----

Ratios/supplemental data
Net assets, end of period (in millions)                                         $38       $20       $12          $5      $ --
Ratio of expenses to average daily net assets(c)                              1.83%     1.83%     1.82%       1.71%     1.69%(d)
Ratio of net investment income (loss) to average daily net assets              .92%     1.15%      .83%        .73%      .45%(d)
Portfolio turnover rate (excluding short-term securities)                       18%       38%       40%        105%       52%
Total return(e)                                                              22.18%    30.96%   (18.48%)     (7.67%)    3.47%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004(b)
Net asset value, beginning of period                                 $10.03
                                                                     ------
Income from investment operations:
Net investment income (loss)                                            .19
Net gains (losses) (both realized and unrealized)                      (.19)
                                                                     ------
Total from investment operations                                         --
                                                                     ------
Less distributions:
Dividends from net investment income                                   (.14)
                                                                     ------
Net asset value, end of period                                       $ 9.89
                                                                     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                 $18
Ratio of expenses to average daily net assets(c)                       .63%(d)
Ratio of net investment income (loss) to average daily net assets     2.35%(d)
Portfolio turnover rate (excluding short-term securities)               18%
Total return(e)                                                        .02%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004      2003      2002        2001      2000
Net asset value, beginning of period                                          $8.14     $6.26    $ 8.18       $8.96     $9.40
                                                                              -----     -----    ------       -----     -----
Income from investment operations:
Net investment income (loss)                                                    .16       .15       .14         .14       .14
Net gains (losses) (both realized and unrealized)                              1.74      1.86     (1.45)       (.75)      .39
                                                                              -----     -----    ------       -----     -----
Total from investment operations                                               1.90      2.01     (1.31)       (.61)      .53
                                                                              -----     -----    ------       -----     -----
Less distributions:
Dividends from net investment income                                           (.15)     (.13)     (.13)       (.14)     (.14)
Excess distributions from net investment income                                  --        --        --        (.01)       --
Distributions from realized gains                                                --        --      (.48)       (.02)     (.83)
                                                                              -----     -----    ------       -----     -----
Total distributions                                                            (.15)     (.13)     (.61)       (.17)     (.97)
                                                                              -----     -----    ------       -----     -----
Net asset value, end of period                                                $9.89     $8.14    $ 6.26       $8.18     $8.96
                                                                              -----     -----    ------       -----     -----

Ratios/supplemental data
Net assets, end of period (in millions)                                         $67       $50       $26         $22       $21
Ratio of expenses to average daily net assets(b)                               .90%      .87%      .86%        .78%      .76%
Ratio of net investment income (loss) to average daily net assets             1.83%     2.11%     1.74%       1.56%     1.58%
Portfolio turnover rate (excluding short-term securities)                       18%       38%       40%        105%       52%
Total return(c)                                                              23.41%    32.39%   (17.75%)     (6.82%)    5.79%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

--------------------------------------------------------------------------------
35 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Equity Income Fund
Fiscal year ended Sept. 30, 2004

Class A

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                             100%
      Dividends Received Deduction for corporations                         100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.02480
March 23, 2004                                                           0.03535
June 23, 2004                                                            0.03520
Sept. 23, 2004                                                           0.04003
Total distributions                                                     $0.13538

Class B

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                             100%
      Dividends Received Deduction for corporations                         100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.00912
March 23, 2004                                                           0.01690
June 23, 2004                                                            0.01709
Sept. 23, 2004                                                           0.02059
Total distributions                                                     $0.06370

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                             100%
      Dividends Received Deduction for corporations                         100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.01013
March 23, 2004                                                           0.01804
June 23, 2004                                                            0.01753
Sept. 23, 2004                                                           0.02155
Total distributions                                                     $0.06725

--------------------------------------------------------------------------------
36   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                             100%
      Dividends Received Deduction for corporations                         100%

Payable date                                                           Per share
March 23, 2004                                                          $0.04315
June 23, 2004                                                            0.04541
Sept. 23, 2004                                                           0.05021
Total distributions                                                     $0.13877

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                             100%
      Dividends Received Deduction for corporations                         100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.02813
March 23, 2004                                                           0.03920
June 23, 2004                                                            0.03899
Sept. 23, 2004                                                           0.04396
Total distributions                                                     $0.15028

--------------------------------------------------------------------------------
37   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
38   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

                                                 Beginning                     Ending                     Expenses paid
                                               account value                account value               during the period
                                               April 1, 2004               Sept. 30, 2004         April 1, 2004-Sept. 30, 2004
Class A
   Actual(a)                                      $1,000                      $1,018.00                     $5.35(b)
   Hypothetical (5% return before expenses)       $1,000                      $1,019.70                     $5.35(b)
Class B
   Actual(a)                                      $1,000                      $1,014.20                     $9.21(c)
   Hypothetical (5% return before expenses)       $1,000                      $1,015.85                     $9.22(c)
Class C
   Actual(a)                                      $1,000                      $1,013.30                     $9.21(d)
   Hypothetical (5% return before expenses)       $1,000                      $1,015.85                     $9.22(d)
Class I
   Actual(a)                                      $1,000                      $1,020.10                     $3.18(e)
   Hypothetical (5% return before expenses)       $1,000                      $1,021.85                     $3.18(e)
Class Y
   Actual(a)                                      $1,000                      $1,018.80                     $4.54(f)
   Hypothetical (5% return before expenses)       $1,000                      $1,020.50                     $4.55(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: 1.80% for Class A, 1.42% for Class B, 1.33% for Class C, 2.01% for Class I and 1.88% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
39   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Arne H. Carlson                    Board member     Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999       (provides administrative services to
Minneapolis, MN 55402                               boards). Former Governor  of Minnesota
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Philip J. Carroll, Jr.             Board member     Retired Chairman and CEO,  Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002       Corporation (engineering and            Materials Company, Inc.
Minneapolis, MN 55402                               construction) since 1998                (construction
Age 66                                                                                      materials/chemicals)
---------------------------------- ---------------- --------------------------------------- -------------------------------
Livio D. DeSimone                  Board member     Retired Chair of the Board and  Chief   Cargill, Incorporated
30 Seventh Street East             since 2001       Executive Officer, Minnesota Mining     (commodity merchants and
Suite 3050                                          and Manufacturing (3M)                  processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 70                                                                                      Materials Company
                                                                                            (construction materials/
                                                                                            chemicals), Milliken & Company
                                                                                            (textiles and chemicals), and
                                                                                            Nexia Biotechnologies, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------
Patricia M. Flynn                  Board member     Trustee Professor of Economics and      BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004       Management, Bentley College since       (holding company) and its
Minneapolis, MN 55402                               2002; former Dean, McCallum Graduate    subsidiary Boston Federal
Age 53                                              School of Business,  Bentley College    Savings Bank
                                                    from 1999 to 2002
---------------------------------- ---------------- --------------------------------------- -------------------------------
Anne P. Jones                      Board member     Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Stephen R. Lewis, Jr.*             Board member     Retired President and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002       Economics, Carleton College             (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 65
---------------------------------- ---------------- --------------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
40   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Catherine James Paglia             Board member     Enterprise Asset Management, Inc.       Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004       (private real estate and asset          (transportation, distribution
Minneapolis, MN 55402                               management company) since 1999          and logistics consultants)
Age 52
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alan K. Simpson                    Board member     Former three-term United States
1201 Sunshine Ave.                 since 1997       Senator for Wyoming
Cody, WY 82414
Age 72
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alison Taunton-Rigby               Board member     Founder and Chief Executive Officer,
901 S. Marquette Ave.              since 2002       RiboNovix, Inc. since 2004;
Minneapolis, MN 55402                               President, Forester Biotech since
Age 60                                              2000; prior to that, President and
                                                    CEO, Aquila Biopharmaceuticals, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                    length of
                                     service
---------------------------------- ---------------- --------------------------------------- -------------------------------
William F. Truscott                Board member     Senior Vice President - Chief
53600 AXP Financial Center         since 2001,      Investment Officer of AEFC since
Minneapolis, MN 55474              Vice             2001. Former Chief Investment Officer
Age 43                             President        and Managing Director, Zurich Scudder
                                   since 2002       Investments
---------------------------------- ---------------- --------------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
41   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Jeffrey P. Fox                     Treasurer        Vice President - Investment
50005 AXP Financial Center         since 2002       Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                               President - Finance, American Express
Age 49                                              Company, 2000-2002;  Vice President -
                                                    Corporate Controller, AEFC, 1996-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Paula R. Meyer                     President        Senior Vice President and General
596 AXP Financial Center           since 2002       Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                               2002; Vice President and Managing
Age 50                                              Director - American Express Funds,
                                                    AEFC, 2000-2002; Vice President,
                                                    AEFC,  1998-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Leslie L. Ogg                      Vice             President of Board Services
901 S. Marquette Ave.              President,       Corporation
Minneapolis, MN 55402              General
Age 65                             Counsel, and
                                   Secretary
                                   since 1978
---------------------------------- ---------------- --------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
42   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Mid Cap
        Value
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                               3

Performance Summary                                         4

Questions & Answers
  with Portfolio Management                                 5

The Fund's Long-term Performance                            8

Investments in Securities                                  10

Financial Statements                                       14

Notes to Financial Statements                              17

Report of Independent Registered
  Public Accounting Firm                                   28

Federal Income Tax Information                             29

Fund Expenses Example                                      30

Board Members and Officers                                 32

Proxy Voting                                               34

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since                Years in industry
Warren Spitz                      2/02                        20
Steve Schroll                     2/04                        23
Laton Spahr                       2/04                         6

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 2/14/02      B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols by class
A: AMVAX        B: AMVBX        C: AMVCX        Y: --

Total net assets                                         $485.3 million

Number of holdings                                                  143

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
                      LARGE
  X                   MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Financials 22.1%
Consumer discretionary 14.7%
Materials 13.7%
Energy 12.4%
Industrials 11.4%
Utilities 9.2%
Information technology 4.4%
Short-term securities* 3.5%
Consumer staples 3.4%
Health care 3.3%
Telecommunication services 1.9%

* 1.4% of portfolio assets is due to security lending activity. 2.1% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

XL Capital Cl A (Insurance)                                          3.1%
PacifiCare Health Systems (Health care services)                     2.6
Suncor Energy (Energy)                                               2.1
NiSource (Utilities -- natural gas)                                  2.1
Pioneer Natural Resources (Energy)                                   1.7
ACE (Insurance)                                                      1.7
Ingersoll-Rand Cl A (Machinery)                                      1.6
Transocean (Energy equipment & services)                             1.4
Norfolk Southern (Industrial transportation)                         1.4
Bear Stearns Companies (Broker dealers)                              1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2004

                     (bar 1)          (bar 2)          (bar 3)
                     +30.27%          +25.62%          +22.69%

(bar 1) AXP Mid Cap Value Fund Class A (excluding sales charge)
(bar 2) Russell Midcap(R) Value Index (unmanaged)
(bar 3) Lipper Mid-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                   Class B                     Class C                   Class Y
(Inception dates)               (2/14/02)                 (2/14/02)                   (2/14/02)                 (2/14/02)
                            NAV(1)     POP(2)       NAV(1)      After CDSC(3)   NAV(1)     After CDSC(4)   NAV(5)      POP(5)
as of Sept. 30, 2004
1 year                      +30.27%    +22.78%      +29.34%        +25.34%      +29.09%       +29.09%      +30.57%     +30.57%
Since inception             +11.89%     +9.39%      +11.00%         +9.70%      +11.01%       +11.01%      +12.14%     +12.14%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase. (5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP(R) Mid Cap Value Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP Mid Cap Value Fund perform for the annual period ended Sept. 30, 2004?

A: AXP Mid Cap Value Fund's Class A shares advanced 30.27% (excluding sales charge) for the 12 months ended Sept. 30, 2004. The Fund outpaced its benchmark, the Russell Midcap(R) Value Index, which climbed 25.62%, and the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, which rose 22.69% for the period.

Q:   What factors most significantly affected performance?

A:   Mid-cap  value stocks  outpaced  mid-cap  growth  stocks  during the annual period, and mid-cap stocks overall outperformed their large-cap counterparts. The portfolio benefited from effective sector allocation and strong stock selection in the majority of the sectors in the Russell Midcap Value Index. More specifically, higher-than-Russell Midcap Value Index positions and effective stock selection in energy and basic materials contributed positively to the Fund's results. In energy, Pioneer Resources, Transocean, and Suncor Energy were the top contributors; in basic materials, copper company Phelps Dodge was among the standouts. Our stock selection was also particularly strong in financials, where credit card company Metris and conglomerate Loews were top performers, and in health care, where PacifiCare Health Systems was among the best individual stocks. While a lower-than-Russell Midcap Value Index position in utilities boosted the Fund's relative returns, a position in Qwest Communications International detracted.

     Also detracting from the Fund's performance were its holdings in the airlines industry, where the portfolio had a higher-than-Russell Midcap Value Index position. Disappointments included AMR (the parent company of American Airlines), Northwest Airlines, and Continental Airlines. In basic materials, lumber and paper company Bowater underperformed.

--------------------------------------------------------------------------------
5   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Greater-than-Russell Midcap Value Index positions and effective stock selection in energy and basic materials contributed positively to the Fund's results.(end callout quote)

A Look at Value vs. Growth

Medium size company value stocks as represented by the Fund's benchmark (the Russell Midcap Value Index) have significantly outperformed medium size growth stocks over the past few years, as shown below.

AVERAGE ANNUAL TOTAL RETURNS

As of Sept. 30, 2004                     1 yr.    3 yr.     5 yr.   10 yr.
Russell Midcap(R) Value Index           25.62%    15.07%    11.47%  13.88%
Russell Midcap(R) Growth Index          13.68%    10.09%     0.63%   9.64%

Source: Lipper Inc.

Past performance does not guarantee future results. The above table is for illustration only and is not intended to represent performance of the fund. The Russell Midcap Growth Index measures the performance of medium-size companies with higher price-to-book ratios and higher forecasted growth rates. Both indices are compiled by Frank Russell Co.

(see "The Fund's Long-term Performance" for description of the Russell Midcap Value Index)

Q:  What changes did you make to  the portfolio?

A: During the first half of the fiscal year, we added to the energy and telecommunications services sectors. In energy, we focused on the oil services industry, with positions in stocks such as Transocean, Global Santa Fe, and Smith International. The oil services industry outperformed the integrated oils segment of the sector during the fiscal year. Indeed, the energy sector overall has paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the period, and supply/demand dynamics supported strong stock performance. The telecommunications industry had suffered during much of 2003 amid restructuring, increased competition, and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue. We sold some stocks at a profit in the consumer discretionary sector. We made no significant changes in sector allocation during the second half of the fiscal year.

--------------------------------------------------------------------------------
6   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain optimistic about four areas of the equity market -- industrials, energy, telecommunications services, and select financials.(end callout quote)

    At the end of the period, the Fund continued to have larger-than-Russell Midcap Value Index positions in producer durables, materials, and energy. The Fund had lower-than-Russell Midcap Value Index positions in financials, information technology, and consumer staples. The portfolio had a very low turnover rate of just 9% for the annual period.

Q:  How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the U.S. economy will continue to grow at a relatively modest pace. This sluggishness, in turn, could create volatility in stock prices in the months ahead. Uncertainty overseas, a rising U.S. interest rate environment and higher inflation, especially record high energy prices, could also increase market volatility. Even with this uncertainty, however, we remain optimistic about four areas of the equity market -- industrials, energy, telecommunications services, and select financials -- and we intend to maintain greater-than-Russell Midcap Value Index positions in the portfolio in each as we look ahead.

    In industrials, which incorporates basic materials and producer durables, strong earnings growth potential should be supported by modest but ongoing gains in both the economy and the broad equity market. The energy sector, while it has been strong, has yet to see its stocks fully reflect high commodity prices and thus has further upside potential, in our view. We expect telecommunications services companies to continue their rebound from 2003 as they have done thus far in 2004. Property and casualty insurance companies have disappointed in 2004 to date, but we believe that in the months ahead pricing in the industry will be sufficient to support strong earnings outlooks and, as a result, these insurance stocks may see some upside. Elsewhere, we are beginning to look at consumer staples and pharmaceuticals, two areas that have lagged until now, but we have made only modest additions in these industries thus far.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

--------------------------------------------------------------------------------
7   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Mid Cap Value Class A shares (from 3/1/02 to 9/30/04) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   Class A
                                         Short-term        Long-term
Fiscal year ended            Income     capital gains    capital gains    Total
Sept. 30, 2004                $  --         $--           $--             $  --
Sept. 30, 2003                 0.02          --            --              0.02
Sept. 30, 2002(1)                --          --            --                --

(1) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

--------------------------------------------------------------------------------
8   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MID CAP VALUE FUND

AXP Mid Cap Value Fund Class A
  (includes sales charge)               $ 9,425    $7,411   $ 9,716   $12,658
Russell Midcap(R) Value Index(1)        $10,000    $8,221   $10,548   $13,250
Lipper Mid-Cap Value Funds Index(2)     $10,000    $8,011   $10,348   $12,696
                                        3/1/02      9/02     9/03      9/04

COMPARATIVE RESULTS

Results as of Sept. 30, 2004
                                                                   Since
                                                  1 year        inception(3)
AXP Mid Cap Value Fund (includes sales charge)
Class A    Cumulative value of $10,000            $12,278          $12,658
           Average annual total return            +22.78%          +9.39%
Russell Midcap(R) Value Index(1)
           Cumulative value of $10,000            $12,562          $13,250
           Average annual total return            +25.62%          +11.51%
Lipper Mid-Cap Value Funds Index(2)
           Cumulative value of $10,000            $12,269          $12,696
           Average annual total return            +22.69%          +9.68%

Results for other share classes can be found on page 4.

(1) The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks in the Index are also in the Russell 1000 Value Index.

(2) The Lipper Mid-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Fund data is from Feb. 14, 2002. Index data is from March 1, 2002.

--------------------------------------------------------------------------------
9   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

Sept. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)

Issuer                         Shares               Value(a)

Aerospace & defense (1.5%)
Goodrich                      124,200              $3,894,912
Rockwell Automation            86,900               3,363,030
Total                                               7,257,942

Airlines (0.7%)
AMR                           302,300(b,d)          2,215,859
Continental Airlines Cl B      46,250(b)              394,050
Northwest Airlines            125,300(b,d)          1,028,713
Total                                               3,638,622

Automotive & related (2.3%)
AO Smith                       41,800               1,017,830
Cummins                        67,200               4,965,408
Eaton                          34,100               2,162,281
Johnson Controls               31,700               1,800,877
Lear                           26,110               1,421,690
Total                                              11,368,086

Banks and savings & loans (3.5%)
AmSouth Bancorporation        180,200               4,396,880
Comerica                       79,100               4,694,585
Hibernia Cl A                 103,000               2,720,230
SouthTrust                    128,800               5,365,808
Total                                              17,177,503

Beverages & tobacco (0.7%)
Reynolds American              47,900               3,259,116

Broker dealers (1.3%)
Bear Stearns Companies         67,850               6,525,135

Building materials & construction (2.2%)
American Standard Companies    79,100(b)            3,077,781
CEMEX ADR                     152,600(c)            4,294,164
Intl Steel Group               92,300(b)            3,110,510
Total                                              10,482,455

Chemicals (5.3%)
Agrium                        113,500(c)            2,015,760
Air Products & Chemicals       35,400               1,925,052
Compass Minerals Intl         125,750               2,791,650
Eastman Chemical              114,200               5,430,210
Great Lakes Chemical           72,900               1,866,240
IMC Global                    136,900(b,d)          2,380,691
Imperial Chemical Inds ADR    144,900(c)            2,231,460
Lubrizol                       75,000               2,595,000
PPG Inds                       70,150               4,298,792
Total                                              25,534,855

Computer software & services (1.9%)
BMC Software                  168,000(b)            2,656,080
Computer Sciences              53,400(b)            2,515,140
Electronic Data Systems       218,400               4,234,776
Total                                               9,405,996

Electronics (1.6%)
Agilent Technologies           78,900(b)            1,701,873
Micron Technology              53,900(b)              648,417
Natl Semiconductor             92,800(b)            1,437,472
Solectron                     324,900(b)            1,608,255
Xerox                         156,200(b,d)          2,199,296
Total                                               7,595,313

Energy (6.1%)
Amerada Hess                   13,950               1,241,550
Kerr-McGee                     85,350               4,886,288
Pioneer Natural Resources     244,500               8,430,360
Suncor Energy                 326,400(c)           10,448,064
Sunoco                         46,700               3,454,866
Unocal                         30,700               1,320,100
Total                                              29,781,228

Energy equipment & services (6.4%)
BJ Services                    88,300               4,627,803
GlobalSantaFe                 155,000               4,750,750
McDermott Intl                162,400(b)            1,916,320
Nabors Inds                    89,900(b,c)          4,256,765
Smith Intl                     75,000(b)            4,554,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                          Shares             Value(a)

Energy equipment & services (cont.)
Transocean                    198,000(b)           $7,084,439
Weatherford Intl               78,600(b)            4,010,172
Total                                              31,200,999

Engineering & construction (0.7%)
Fluor                          78,800               3,508,176

Financial services (3.1%)
Capital One Financial          60,400               4,463,560
Countrywide Financial          19,498                 768,026
Metris Companies              545,000               5,330,100
Radian Group                   95,600               4,419,588
Total                                              14,981,274

Food (2.3%)
Archer-Daniels-Midland        372,100               6,318,258
Tyson Foods Cl A              292,300               4,682,646
Total                                              11,000,904

Furniture & appliances (2.1%)
Black & Decker                 31,800               2,462,592
Mohawk Inds                    16,200(b)            1,286,118
Stanley Works                  75,900               3,228,027
Whirlpool                      53,000               3,184,770
Total                                              10,161,507

Health care services (3.4%)
PacifiCare Health Systems     352,100(b)           12,922,070
Tenet Healthcare              325,300(b)            3,509,987
Total                                              16,432,057

Home building (1.7%)
Cavco Inds                      3,193(b)              120,600
Centex                         52,400               2,644,104
DR Horton                      58,900               1,950,179
KB HOME                        10,500                 887,145
Lennar Cl A                    55,700               2,651,320
Total                                               8,253,348

Household products (0.5%)
Clorox                         48,300               2,574,390

Industrial transportation (1.4%)
Norfolk Southern              231,300               6,878,862

Insurance (11.3%)
ACE                           203,400(c)            8,148,204
Aon                            87,100               2,503,254
Bristol West Holdings         163,300               2,798,962
CIGNA                          24,500               1,705,935
Everest Re Group               45,700(c)            3,396,881
Jefferson-Pilot                24,500               1,216,670
Lincoln Natl                   42,750               2,009,250
Loews                         108,600               6,353,100
St. Paul Travelers Companies   81,600               2,697,696
Torchmark                      46,400               2,467,552
UnumProvident                 148,500               2,329,965
Willis Group Holdings         101,900(c)            3,811,060
XL Capital Cl A               208,400(c)           15,419,515
Total                                              54,858,044

Leisure time & entertainment (2.2%)
Blockbuster Cl A               87,300(d)              662,607
Eastman Kodak                 126,800               4,085,496
Hasbro                        130,300               2,449,640
Royal Caribbean Cruises        80,300(d)            3,501,080
Total                                              10,698,823

Machinery (1.9%)
Ingersoll-Rand Cl A           112,200(c)            7,626,234
Manitowoc                      50,400               1,787,184
Total                                               9,413,418

Media (2.2%)
Dex Media                      85,800(b)            1,816,386
Dun & Bradstreet               33,200(b)            1,948,840
Interpublic Group
   of Companies               308,900(b)            3,271,251
RR Donnelley & Sons           112,800               3,532,896
Total                                              10,569,373

Metals (1.3%)
Phelps Dodge                   67,000               6,166,010

Multi-industry (5.2%)
Cooper Inds Cl A               55,200               3,256,800
Crane                          56,200               1,625,304
Diebold                        67,000               3,128,900
Dover                          62,400               2,425,488
Monsanto                       80,800               2,942,736
Pitney Bowes                   57,650               2,542,365
Ritchie Bros Auctioneers       70,200(c)            2,151,630
Textron                        49,525               3,182,972
YORK Intl                     120,200               3,797,118
Total                                              25,053,313

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                         Shares                Value(a)

Paper & packaging (4.0%)
Abitibi-Consolidated          151,450(c)             $955,650
Bowater                       136,100               5,197,659
Georgia-Pacific                50,900               1,829,855
MeadWestvaco                  107,300               3,422,870
Rayonier                      122,700               5,550,948
Temple-Inland                  39,200               2,632,280
Total                                              19,589,262

Precious metals (1.2%)
Freeport McMoRan
  Copper & Gold Cl B          139,100               5,633,550

Real estate investment trust (3.0%)
Boston Properties              25,500               1,412,445
Crescent Real Estate Equities 308,800               4,860,512
Equity Residential            187,600               5,815,600
Starwood Hotels & Resorts
  Worldwide                    57,900               2,687,718
Total                                              14,776,275

Retail -- general (2.8%)
AutoZone                       20,500(b)            1,583,625
Federated Dept Stores          33,400               1,517,362
JC Penney                      67,100               2,367,288
May Dept Stores                83,500               2,140,105
Pier 1 Imports                104,200               1,883,936
Toys "R" Us                   227,600(b)            4,037,624
Total                                              13,529,940

Telecom equipment & services (0.9%)
Corning                       122,700(b)            1,359,516
Lucent Technologies           655,600(b)            2,078,252
Tellabs                        83,200(b)              764,608
Total                                               4,202,376

Textiles & apparel (1.6%)
Liz Claiborne                 139,950               5,278,914
VF                             47,200               2,334,040
Total                                               7,612,954

Utilities -- electric (6.9%)
Consolidated Edison            62,900               2,644,316
Constellation Energy Group     44,800               1,784,832
DTE Energy                     78,800               3,324,572
Energy East                   253,500               6,383,129
FirstEnergy                   115,300               4,736,524
Northeast Utilities           112,100               2,173,619
Pinnacle West Capital          55,000               2,282,500
Public Service Enterprise
  Group                       141,400              6,023,640
TXU                            86,400               4,140,288
Total                                              33,493,420

Utilities -- natural gas (2.4%)
El Paso                       128,200               1,178,158
NiSource                      496,800              10,437,768
Total                                              11,615,926

Utilities -- telephone (1.9%)
CenturyTel                    171,500               5,872,160
Qwest Communications Intl   1,030,700(b)            3,432,231
Total                                               9,304,391

Total common stocks
(Cost: $403,032,418)                             $473,534,843

Preferred stock (0.1%)
Issuer                            Shares             Value(a)
Xerox
  6.25% Cv                      2,560                $325,760

Total preferred stock
(Cost: $256,000)                                     $325,760

Short-term securities (3.6%)(e)
Issuer                           Effective            Amount           Value(a)
                                   yield            payable at
                                                     maturity

U.S. government agencies (3.1%)
Federal Home Loan Mtge Corp Disc Nt
  10-19-04                          1.72%          $6,000,000         $5,994,554
Federal Natl Mtge Assn Disc Nts
  10-22-04                          1.60              900,000            899,120
  10-27-04                          1.61            3,000,000          2,996,377
  11-15-04                          1.74            5,000,000          4,988,883
Total                                              14,878,934

Commercial paper (0.5%)
UBS Finance/Delaware LLC
  10-01-04                          1.88            2,400,000          2,399,875

Total short-term securities
(Cost: $17,279,637)                                                  $17,278,809

Total investments in securities
(Cost: $420,568,055)(f)                                             $491,139,412

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 13.3% of net assets.

(d) At Sept. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 5 to the financial statements. 2.2% of net assets is the Fund's cash equivalent position.

(f) At Sept. 30, 2004, the cost of securities for federal income tax purposes was $421,391,373 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation             $79,660,067

     Unrealized depreciation              (9,912,028)
                                          ----------
     Net unrealized appreciation         $69,748,039
                                         -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund
Sept. 30, 2004

Assets
Investments in securities, at value (Note 1)*
   (identified cost $420,568,055)                                             $491,139,412
Cash in bank on demand deposit                                                      23,379
Capital shares receivable                                                          463,887
Dividends and accrued interest receivable                                          652,650
                                                                                   -------
Total assets                                                                   492,279,328
                                                                               -----------

Liabilities
Capital shares payable                                                             180,272
Payable upon return of securities loaned (Note 5)                                6,716,800
Accrued investment management services fee                                           9,176
Accrued distribution fee                                                             5,860
Accrued service fee                                                                      1
Accrued transfer agency fee                                                          2,808
Accrued administrative services fee                                                    655
Other accrued expenses                                                              80,945
                                                                                    ------
Total liabilities                                                                6,996,517
                                                                                 ---------
Net assets applicable to outstanding capital stock                            $485,282,811
                                                                              ============

Represented by
Capital stock -- $.01 par value (Note 1)                                      $    715,656
Additional paid-in capital                                                     410,766,124
Undistributed net investment income                                              1,303,579
Accumulated net realized gain (loss)                                             1,926,095
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           70,571,357
                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock      $485,282,811
                                                                              ============
Net assets applicable to outstanding shares:    Class A                       $330,631,850
                                                Class B                       $127,763,466
                                                Class C                       $  6,512,086
                                                Class I                       $ 20,020,114
                                                Class Y                       $    355,295
Net asset value per share of outstanding capital stock:
                                                Class A shares    48,565,529  $       6.81
                                                Class B shares    19,061,202  $       6.70
                                                Class C shares       971,383  $       6.70
                                                Class I shares     2,915,630  $       6.87
                                                Class Y shares        51,901  $       6.85
                                                                              ------------
* Including securities on loan, at value (Note 5)                             $  6,279,380
                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Mid Cap Value Fund
Year ended Sept. 30, 2004

Investment income
Income:
Dividends                                                                      $ 6,339,066
Interest                                                                           143,321
Fee income from securities lending (Note 5)                                         40,292
   Less foreign taxes withheld                                                     (12,527)
                                                                                   -------
Total income                                                                     6,510,152
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,537,342
Distribution fee
   Class A                                                                         549,492
   Class B                                                                         998,282
   Class C                                                                          49,648
Transfer agency fee                                                                700,201
Incremental transfer agency fee
   Class A                                                                          51,561
   Class B                                                                          40,377
   Class C                                                                           1,833
Service fee-- Class Y                                                                  201
Administrative services fees and expenses                                          170,293
Compensation of board members                                                        8,632
Custodian fees                                                                      43,343
Printing and postage                                                                69,285
Registration fees                                                                  131,460
Audit fees                                                                          19,000
Other                                                                                7,916
                                                                                     -----
Total expenses                                                                   5,378,866
   Expenses waived/reimbursed by AEFC (Note 2)                                      (6,822)
                                                                                    ------
                                                                                 5,372,044
   Earnings credits on cash balances (Note 2)                                       (1,742)
                                                                                    ------
Total net expenses                                                               5,370,302
                                                                                 ---------
Investment income (loss)-- net                                                   1,139,850
                                                                                 ---------

 Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                8,754,142
   Foreign currency transactions                                                       740
                                                                                       ---
Net realized gain (loss) on investments                                          8,754,882
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           58,088,189
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           66,843,071
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $67,982,921
                                                                               ===========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
15   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Mid Cap Value Fund
Year ended Sept. 30,                                                     2004            2003

Operations and distributions
Investment income (loss) -- net                                     $  1,139,850     $    468,371
Net realized gain (loss) on investments                                8,754,882       (1,485,025)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies                                              58,088,189       33,232,344
                                                                      ----------       ----------
Net increase (decrease) in net assets resulting from operations       67,982,921       32,215,690
                                                                      ----------       ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (67,671)        (343,253)
      Class B                                                                 --          (36,322)
      Class C                                                                 --           (2,658)
      Class Y                                                                (96)             (42)
                                                                             ---              ---
Total distributions                                                      (67,767)        (382,275)
                                                                         -------         --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                           206,653,535       54,120,072
   Class B shares                                                     73,571,382       26,983,279
   Class C shares                                                      3,355,180        1,268,115
   Class I shares                                                     19,139,231               --
   Class Y shares                                                        333,101           46,500
Reinvestment of distributions at net asset value
   Class A shares                                                         66,958          340,860
   Class B shares                                                             --           35,962
   Class C shares                                                             --            2,320
   Class Y shares                                                             87               --
Payments for redemptions
   Class A shares                                                    (32,605,272)     (17,747,829)
   Class B shares (Note 2)                                           (23,621,765)     (10,827,884)
   Class C shares (Note 2)                                              (693,845)        (656,992)
   Class I shares                                                         (6,534)              --
   Class Y shares                                                        (75,758)          (4,516)
                                                                         -------           ------
Increase (decrease) in net assets from capital share transactions    246,116,300       53,559,887
                                                                     -----------       ----------
Total increase (decrease) in net assets                              314,031,454       85,393,302
Net assets at beginning of year                                      171,251,357       85,858,055
                                                                     -----------       ----------
Net assets at end of year                                           $485,282,811     $171,251,357
                                                                    ============     ============
Undistributed net investment income                                 $  1,303,579     $    276,654
                                                                    ------------     ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements
AXP Mid Cap Value Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 4.13% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the

--------------------------------------------------------------------------------
17   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT
close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $45,158 and accumulated net realized gain has been increased by $45,158.

--------------------------------------------------------------------------------
19   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

Year ended Sept. 30,                 2004           2003
Class A
Distributions paid from:
         Ordinary income           $67,671         $343,253
         Long-term capital gain         --               --
Class B
Distributions paid from:
         Ordinary income                --           36,322
         Long-term capital gain         --               --
Class C
Distributions paid from:
         Ordinary income                --            2,658
         Long-term capital gain         --               --
Class I*
Distributions paid from:
         Ordinary income                --              N/A
         Long-term capital gain         --              N/A
Class Y
Distributions paid from:
         Ordinary income                96               42
         Long-term capital gain         --               --

* Inception date was March 4, 2004.


At Sept. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income               $   683,081
Accumulated long-term gain (loss)           $ 3,369,911
Unrealized appreciation (depreciation)      $69,748,039

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.58% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $227,086 for the year ended Sept. 30, 2004.

--------------------------------------------------------------------------------
20   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,300,732 for Class A, $76,083 for Class B and $1,022 for Class C for the year ended Sept. 30, 2004.

For the year ended Sept. 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.39% for Class A, 2.15% for Class B, 2.15% for Class C, 0.88% for Class I and 1.21% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2005. Under this agreement, net expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C, 0.93% for Class I and 1.22% for Class Y of the Fund's average daily net assets.

--------------------------------------------------------------------------------
21   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

During the year ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,742 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $266,771,398 and $28,029,023, respectively, for the year ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $39,552 for the year ended Sept. 30, 2004.


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                               Year ended Sept. 30, 2004
                                Class A     Class B     Class C    Class I*     Class Y
Sold                          32,412,358  11,746,713    536,238   2,916,620      52,090
Issued for reinvested
   distributions                  10,977          --         --          --          14
Redeemed                      (5,100,186) (3,738,157)  (111,029)       (990)    (11,575)
                              ----------  ----------   --------        ----     -------
Net increase (decrease)       27,323,149   8,008,556    425,209   2,915,630      40,529
                              ----------   ---------    -------   ---------      ------

* Inception date was March 4, 2004.


                                               Year ended Sept. 30, 2003
                                Class A     Class B     Class C     Class I      Class Y
Sold                          11,731,576   5,950,325    284,842       N/A         9,372
Issued for reinvested
   distributions                  80,964       8,562        552       N/A            --
Redeemed                      (4,068,066) (2,456,683)  (148,828)      N/A        (1,215)
                              ----------  ----------   --------     -----        ------
Net increase (decrease)        7,744,474   3,502,204    136,566       N/A         8,157
                               ---------   ---------    -------     -----         -----


5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $6,279,380 were on loan to brokers. For collateral, the Fund received $6,716,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $40,292 for the year ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
22   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Sept. 30, 2004.


7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004            2003            2002(b)
Net asset value, beginning of period                                 $5.23           $4.01          $ 5.10
                                                                     -----           -----          ------
Income from investment operations:
Net investment income (loss)                                           .02             .02             .01
Net gains (losses) (both realized and unrealized)                     1.56            1.22           (1.10)
                                                                     -----           -----          ------
Total from investment operations                                      1.58            1.24           (1.09)
                                                                      ----            ----           -----
Less distributions:
Dividends from net investment income                                    --            (.02)             --
                                                                     -----           -----          ------
Net asset value, end of period                                       $6.81           $5.23          $ 4.01
                                                                     -----           -----          ------

Ratios/supplemental data
Net assets, end of period (in millions)                               $331            $111             $54
Ratio of expenses to average daily net assets(c),(d)                 1.39%           1.38%           1.38%(e)
Ratio of net investment income (loss) to average daily net assets     .59%            .67%            .86%(e)
Portfolio turnover rate (excluding short-term securities)               9%             36%             18%
Total return(f)                                                     30.27%          31.11%         (21.37%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40%, 1.45% and 1.96% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004            2003            2002(b)
Net asset value, beginning of period                                 $5.18           $3.99          $ 5.10
                                                                     -----           -----          ------
Income from investment operations:
Net investment income (loss)                                          (.01)             --              --
Net gains (losses) (both realized and unrealized)                     1.53            1.19           (1.11)
                                                                     -----           -----          ------
Total from investment operations                                      1.52            1.19           (1.11)
                                                                     -----           -----          ------
Net asset value, end of period                                       $6.70           $5.18          $ 3.99
                                                                     -----           -----          ------
Ratios/supplemental data
Net assets, end of period (in millions)                               $128             $57             $30
Ratio of expenses to average daily net assets(c),(d)                 2.15%           2.14%           2.15%(e)
Ratio of net investment income (loss) to average daily net assets    (.22%)          (.09%)           .10%(e)
Portfolio turnover rate (excluding short-term securities)               9%             36%             18%
Total return(f)                                                     29.34%          29.95%         (21.76%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004            2003            2002(b)
Net asset value, beginning of period                                 $5.19           $3.99          $ 5.10
                                                                     -----           -----          ------
Income from investment operations:
Net investment income (loss)                                          (.01)            .01              --
Net gains (losses) (both realized and unrealized)                     1.52            1.20           (1.11)
                                                                     -----           -----          ------
Total from investment operations                                      1.51            1.21           (1.11)
                                                                     -----           -----          ------
Less distributions:
Dividends from net investment income                                    --            (.01)             --
                                                                     -----           -----          ------
Net asset value, end of period                                       $6.70           $5.19          $ 3.99
                                                                     -----           -----          ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $7              $3              $2
Ratio of expenses to average daily net assets(c),(d)                 2.15%           2.15%           2.15%(e)
Ratio of net investment income (loss) to average daily net assets    (.21%)          (.09%)           .12%(e)
Portfolio turnover rate (excluding short-term securities)               9%             36%             18%
Total return(f)                                                     29.09%          30.25%         (21.76%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004(b)
Net asset value, beginning of period                                 $6.73
                                                                     -----
Income from investment operations:
Net investment income (loss)                                           .04
Net gains (losses) (both realized and unrealized)                      .10
                                                                       ---
Total from investment operations                                       .14
                                                                       ---
Net asset value, end of period                                       $6.87
                                                                     -----

Ratios/supplemental data
Net assets, end of period (in millions)                                $20
Ratio of expenses to average daily net assets(c),(d)                  .88%(e)
Ratio of net investment income (loss) to average daily net assets    1.46%(e)
Portfolio turnover rate (excluding short-term securities)               9%
Total return(f)                                                      2.08%(g)


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)    Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.89% for the period ended Sept. 30, 2004.

(e)    Adjusted to an annual basis.

(f)    Total return does not reflect payment of a sales charge.

(g)    Not annualized.

--------------------------------------------------------------------------------
26   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004            2003            2002(b)
Net asset value, beginning of period                                 $5.25           $4.01          $ 5.10
                                                                     -----           -----          ------
Income from investment operations:
Net investment income (loss)                                           .02             .03             .01
Net gains (losses) (both realized and unrealized)                     1.58            1.23           (1.10)
                                                                     -----           -----          ------
Total from investment operations                                      1.60            1.26           (1.09)
                                                                     -----           -----          ------
Less distributions:
Dividends from net investment income                                    --           (.02)              --
                                                                     -----           -----          ------
Net asset value, end of period                                       $6.85           $5.25          $ 4.01
                                                                     -----           -----          ------

Ratios/supplemental data
Net assets, end of period (in millions)                                $--             $--             $--
Ratio of expenses to average daily net assets(c),(d)                 1.21%           1.17%           1.18%(e)
Ratio of net investment income (loss) to average daily net assets     .81%            .85%            .94%(e)
Portfolio turnover rate (excluding short-term securities)               9%             36%             18%
Total return(f)                                                     30.57%          31.57%         (21.37%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.27% and 1.78% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Mid Cap Value Fund (a series of AXP Investment Series, Inc.) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for the each of the years in the two year period ended September 30, 2004, and for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mid Cap Value Fund as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
November 22, 2004

--------------------------------------------------------------------------------
28   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Mid Cap Value Fund
Fiscal year ended Sept. 30, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             100%
     Dividends Received Deduction for corporations                         100%

Payable date                                                          Per share
Dec. 18, 2003                                                          $0.00261

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             100%
     Dividends Received Deduction for corporations                         100%

Payable date                                                          Per share
Dec. 18, 2003                                                          $0.00442

--------------------------------------------------------------------------------
29   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

                                                 Beginning                Ending                     Expenses paid
                                               account value           account value               during the period
                                               April 1, 2004          Sept. 30, 2004         April 1, 2004-Sept. 30, 2004
Class A
     Actual(a)                                    $1,000                 $1,027.20                     $7.04(b)
     Hypothetical (5% return before expenses)     $1,000                 $1,018.05                     $7.01(b)
Class B
     Actual(a)                                    $1,000                 $1,022.90                     $10.87(c)
     Hypothetical (5% return before expenses)     $1,000                 $1,014.25                     $10.83(c)
Class C
     Actual(a)                                    $1,000                 $1,022.90                     $10.92(d)
     Hypothetical (5% return before expenses)     $1,000                 $1,014.20                     $10.88(d)
Class I
     Actual(a)                                    $1,000                 $1,030.00                     $4.47(e)
     Hypothetical (5% return before expenses)     $1,000                 $1,020.60                     $4.45(e)
Class Y
     Actual(a)                                    $1,000                 $1,028.50                     $6.14(f)
     Hypothetical (5% return before expenses)     $1,000                 $1,018.95                     $6.11(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: 2.72% for Class A, 2.29% for Class B, 2.29% for Class C, 3.00% for Class I and 2.85% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
31   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Arne H. Carlson                    Board member     Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999       (provides administrative services to
Minneapolis, MN 55402                               boards). Former Governor  of Minnesota
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Philip J. Carroll, Jr.             Board member     Retired Chairman and CEO,  Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002       Corporation (engineering and            Materials Company, Inc.
Minneapolis, MN 55402                               construction) since 1998                (construction
Age 66                                                                                      materials/chemicals)
---------------------------------- ---------------- --------------------------------------- -------------------------------
Livio D. DeSimone                  Board member     Retired Chair of the Board and  Chief   Cargill, Incorporated
30 Seventh Street East             since 2001       Executive Officer, Minnesota Mining     (commodity merchants and
Suite 3050                                          and Manufacturing (3M)                  processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 70                                                                                      Materials Company
                                                                                            (construction materials/
                                                                                            chemicals), Milliken & Company
                                                                                            (textiles and chemicals), and
                                                                                            Nexia Biotechnologies, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------
Patricia M. Flynn                  Board member     Trustee Professor of Economics and      BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004       Management, Bentley College since       (holding company) and its
Minneapolis, MN 55402                               2002; former Dean, McCallum Graduate    subsidiary Boston Federal
Age 53                                              School of Business,  Bentley College    Savings Bank
                                                    from 1999 to 2002
---------------------------------- ---------------- --------------------------------------- -------------------------------
Anne P. Jones                      Board member     Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Stephen R. Lewis, Jr.*             Board member     Retired President and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002       Economics, Carleton College             (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 65
---------------------------------- ---------------- --------------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
32   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Catherine James Paglia             Board member     Enterprise Asset Management, Inc.       Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004       (private real estate and asset          (transportation, distribution
Minneapolis, MN 55402                               management company) since 1999          and logistics consultants)
Age 52
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alan K. Simpson                    Board member     Former three-term United States
1201 Sunshine Ave.                 since 1997       Senator for Wyoming
Cody, WY 82414
Age 72
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alison Taunton-Rigby               Board member     Founder and Chief Executive Officer,
901 S. Marquette Ave.              since 2002       RiboNovix, Inc. since 2004;
Minneapolis, MN 55402                               President, Forester Biotech since
Age 60                                              2000; prior to that, President and
                                                    CEO, Aquila Biopharmaceuticals, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                    length of
                                     service
---------------------------------- ---------------- --------------------------------------- -------------------------------
William F. Truscott                Board member     Senior Vice President - Chief
53600 AXP Financial Center         since 2001,      Investment Officer of AEFC since
Minneapolis, MN 55474              Vice             2001. Former Chief Investment Officer
Age 43                             President        and Managing Director, Zurich Scudder
                                   since 2002       Investments
---------------------------------- ---------------- --------------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Jeffrey P. Fox                     Treasurer        Vice President - Investment
50005 AXP Financial Center         since 2002       Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                               President - Finance, American Express
Age 49                                              Company, 2000-2002;  Vice President -
                                                    Corporate Controller, AEFC, 1996-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Paula R. Meyer                     President        Senior Vice President and General
596 AXP Financial Center           since 2002       Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                               2002; Vice President and Managing
Age 50                                              Director - American Express Funds,
                                                    AEFC, 2000-2002; Vice President,
                                                    AEFC,  1998-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Leslie L. Ogg                      Vice             President of Board Services
901 S. Marquette Ave.              President,       Corporation
Minneapolis, MN 55402              General
Age 65                             Counsel, and
                                   Secretary
                                   since 1978
---------------------------------- ---------------- --------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP MID CAP VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
         Mutual

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                            3

Performance Summary                                      4

Questions & Answers
   with Portfolio Management                             5

The Fund's Long-term Performance                        10

Investments in Securities                               12

Financial Statements (Portfolio)                        25

Notes to Financial Statements (Portfolio)               28

Report of Independent Registered
   Public Accounting Firm (Portfolio)                   33

Financial Statements (Fund)                             34

Notes to Financial Statements (Fund)                    37

Report of Independent Registered
   Public Accounting Firm (Fund)                        46

Federal Income Tax Information                          47

Fund Expenses Example                                   49

Board Members and Officers                              51

Proxy Voting                                            53

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry

Fixed income
Jamie Jackson, CFA                6/03                       16
Scott Kirby                       6/03                       25
Tom Murphy, CFA                   2/03                       18

Equities
Bob Ewing, CFA                    4/02                       16

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 4/16/40      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INMUX        B: IDMBX        C: --           Y: IDMYX

Total net assets                                         $1.374 billion

Number of holdings                                                  491

STYLE MATRIX

Equities

        STYLE
VALUE   BLEND  GROWTH
  X                   LARGE
                      MEDIUM  SIZE
                      SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

Bonds

      DURATION
SHORT   INT.   LONG
         X      X     HIGH
         X      X     MEDIUM  QUALITY
                      LOW


Shading within the style matrix indicates areas in which the Fund generally invests.

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                         2.7%
U.S. Treasury Bonds
   6.25% 2023
(U.S. government obligations & agencies)                              2.7
Bank of America (Banks and savings & loans)                           2.6
Exxon Mobil (Energy)                                                  1.7
JPMorgan Chase & Co (Broker dealers)                                  1.6
U.S. Treasury Bonds
   6.00% 2026
(U.S. government obligations & agencies)                              1.4
ConocoPhillips (Energy)                                               1.3
Wells Fargo & Co (Banks and savings & loans)                          1.2
ChevronTexaco (Energy)                                                1.2
Altria Group (Beverages & tobacco)                                    1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2004

15%                              (bar 2)
12%            (bar 1)           +13.87%                            (bar 4)
 9%            +11.32%                                              +10.58%
 6%                                               (bar 3)
 3%                                               +3.68%
 0%

(bar 1)  AXP Mutual Class A (excluding sales charge)
(bar 2)  S&P 500 Index (unmanaged)
(bar 3)  Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4)  Lipper Balanced Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown to the left because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                  Class B                   Class C                  Class Y
(Inception dates)                (4/16/40)                (3/20/95)                 (6/26/00)                (3/20/95)
                              NAV(1)    POP(2)       NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)   NAV(5)     POP(5)
as of Sept. 30, 2004
1 year                       +11.32%    +4.92%       +10.51%     +6.51%        +10.57%     +10.57%      +11.63%    +11.63%
3 years                       +4.17%    +2.14%        +3.38%     +2.44%         +3.37%      +3.37%       +4.35%     +4.35%
5 years                       -3.06%    -4.20%        -3.81%     -3.98%          N/A         N/A         -2.91%     -2.91%
10 years                      +4.62%    +4.00%         N/A         N/A           N/A         N/A          N/A        N/A
Since inception               +8.44%    +8.34%        +3.63%     +3.63%         -4.87%      -4.87%       +4.57%     +4.57%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at Sept. 30, 2004

[pie chart]

   Stocks 61.6%
Financials 21.1%
Energy 7.2%
Consumer discretionary 7.0%
Consumer staples 4.7%
Health Care 4.6%
Industrials 4.2%
Materials 4.0%
Information technology 3.2%
Telecommunication services 2.7%
Utilities 2.2%
Telecommunications 0.7%

   Bonds 34.3%
Mortgage-backed securities 13.6%
U.S. Government obligations & agencies 8.6%
Corporate bonds*  7.9%
CMBS/ABS** 3.4%
Foreign government bonds 0.9%

   Cash equivalents
Short-term securities*** 4.1%

  * Includes 2.2% Financials, 1.4% Consumer discretionary, 1.0% Utilities, 0.7% Telecommunication services, 0.6% Energy, 0.6% Information technology, 0.4% Industrials, 0.4% Materials, 0.3% Health care, 0.2% Consumer staples, and 0.1% Telecommunications.

 **  Commercial mortgage-backed securities/Asset-backed securities.

*** 0.2% of portfolio assets is due to security lending activity. 3.9% of portfolio assets is the Portfolio's cash equivalent position.

Below, AXP Mutual's portfolio managers discuss the Fund's positioning and results for fiscal year 2004.

Q:  How did AXP Mutual perform for the  12 months ended Sept. 30, 2004?

A: AXP Mutual's Class A shares gained 11.32% (excluding sales charge) for the 12 months ended Sept. 30, 2004, outperforming the 10.58% advance of the Lipper Balanced Funds Index, representing the Fund's peer group. The Standard & Poor's 500 Index increased 13.87% and the Lehman Brothers Aggregate Bond Index rose 3.68% over the same period.

Q: What factors most affected asset allocation and performance for the equity portion of the Fund?

A: U.S. equity markets provided an attractive return during the past year, with gains largely achieved in the first six months of the period. Fixed income markets generally provided positive returns despite the three increases in short-term interest rates. The Fund's roughly 60%-40% mix of equities and fixed income securities for much of the period aided its relative performance. See asset allocation and sector composition chart. Essentially, the Fund provided more than 80% of the return of an all-equity portfolio for the period (based on the S&P 500 Index) with significantly less risk than an all-equity portfolio.

--------------------------------------------------------------------------------
5   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Essentially, the Fund provided more than 80% of the return of an all-equity portfolio for the period (based on the S&P 500 Index) with significantly less risk than an all-equity portfolio.(end callout quote)

       -- Bob Ewing

     The equity portion of the Fund performed very well with its a relatively conservative positioning. Sector allocations generally had a favorable effect on results, while individual stock performance was mixed.

     The portfolio's lower-than-S&P 500 position in technology was beneficial as technology languished in the second half of the year. The Fund also had a smaller technology weighting than many other balanced mutual funds, and we believe this played a role in the Fund's outperformance of its peers.

     The Fund's larger-than-S&P 500 position in the health care sector was a negative factor. Because we thought overly enthusiastic expectations for economic growth had increased stock market risk, we focused on health care, a sector that is less dependent on economic activity. A year ago, health care stocks were inexpensive compared to the market, and we found attractive opportunities. However, the political environment, combined with negative news about a number of individual health care companies, made this one of the poorer performing index sectors.

--------------------------------------------------------------------------------
6   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quotes)> Within the fixed income portion of the Fund, we sold some corporate bonds and mortgage positions at a profit.(end callout quotes)

       -- Tom Murphy

Q:  How did the fixed-income portion of the Fund perform during fiscal year
    2004?

A: A meaningful contributor to overall portfolio peformance was the Fund's yield curve positioning, which reflected our view that the difference in interest rates between short-term and long-term securities would narrow. See U.S. Treasury Yields chart on page 8. Another contributor to Fund performance was its holdings in investment grade corporate bonds, which were relatively strong during the second half of fiscal year 2004. For much of the period, the Fund benefited from the performance of long-term U.S. Treasuries. Mortgage securities produced mixed results during the period.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We made some changes to individual positions in the equity portion; however, our thematic focus has not changed. Our themes include an emphasis on higher-quality, larger capitalization companies, and on stocks with attractive valuations, as measured by a lower price-to-earnings ratio. We have continued to find value in areas typically considered more growth-oriented, including pharmaceutical companies and other health care stocks, as well as consumer products companies.

--------------------------------------------------------------------------------
7   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Questions & Answers

    Another of our themes has been to capitalize on market inconsistencies. For example, 12 months ago when the market was confident about the economic recovery, cyclical sectors performed very well -- except for energy. As a result, we considered energy to be an opportunity and emphasized it in the portfolio. The sector has since outperformed. Recently, as the market became concerned about economic strength, cyclical sectors weakened, but energy continued to rise. Ultimately, we believe energy will weaken as other cyclical sectors have already done. Consequently, we have trimmed the Fund's energy position.

[line chart]

                              U.S. TREASURY YIELDS
                  (Sept. 30, 2004 compared to Sept. 30, 2003)

Treasury yields as of:

9/30/04      1.70%     1.99%      2.61%     2.85%     3.37%     4.12%     4.89%
9/30/03      0.94%     1.00%      1.46%     1.86%     2.83%     3.94%     4.88%
            3 mos.    6 mos.     2 yrs.    3 yrs.    5 yrs.    10 yrs.   30 yrs.

Source: Bloomberg

This yield curve chart compares the income potential of U.S. Treasury bills, notes and bonds at Sept. 30, 2004 compared to a year earlier.

--------------------------------------------------------------------------------
8   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Questions & Answers

    In the fixed income portion of the Fund, we sold some corporate bonds and mortgage positions at a profit and viewed AAA-rated commercial mortgage-backed securities as an excellent substitute. We repositioned the fixed-income portion of the Fund to take advantage of this opportunity.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe it is prudent to be careful given the economic and market environment. The U.S. economy is approximately three years into its recovery, global political uncertainties remain, and the Federal Reserve raised the Fed funds rate three times between June and September. With a backdrop such as this, we would not expect stock valuations to be higher than normal, but in our view they are. That leads us to maintain a relatively conservative positioning.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: In the corporate and mortgage sectors, we will likely have lower-than-Lehman benchmark positions for the near term. From a relative value perspective, the yield advantage in these two sectors compared to U.S. Treasuries looks unattractive. In corporate bonds, we remain highly selective, seeking to reduce the Fund's exposure modestly. In mortgages, we intend to maintain the Fund's more significant lower-than-Lehman benchmark position, especially to lower-coupon mortgages, which we believe may underperform if short-term yields rise (and bond prices drop) to a greater degree than lower term yields. We intend to maintain the Fund's meaningful exposure to commercial mortgage-backed securities.

--------------------------------------------------------------------------------
9   --   AXP MUTUAL   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Mutual Class A shares (from 10/1/94 to 9/30/04) as compared to the performance of three widely cited performance indices, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                         Short-term       Long-term
Fiscal year ended             Income    capital gains   capital gains      Total
Sept. 30, 2004                 $0.18        $--             $--            $0.18
Sept. 30, 2003                  0.17         --              --             0.17
Sept. 30, 2002                  0.20         --              --             0.20
Sept. 30, 2001                  0.22         --              --             0.22
Sept. 30, 2000                  0.31       0.09            0.82             1.22

--------------------------------------------------------------------------------
10   --   AXP MUTUAL   --   2004 ANNUAL REPORT

[mountain chart]

                                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MUTUAL

AXP Mutual Class A
  (excluding sales charge)    $ 9,425   $11,009   $12,313  $15,376  $15,484  $17,299  $17,953   $13,098  $11,389   $13,302   $14,808

S&P 500 Index(1)              $10,000   $12,975   $15,614  $21,928  $23,913  $30,561  $34,619   $25,400  $20,196   $25,123   $28,608

Lehman Brothers Aggregate
  Bond Index(2)               $10,000   $11,406   $11,965  $13,127  $14,638  $14,583  $15,603   $17,623  $19,139   $20,174   $20,917

Lipper Balanced Funds
  Index(3)                    $10,000   $11,825   $13,225  $16,541  $17,338  $19,675  $21,861   $19,603  $17,676   $20,714   $22,906
                                '94       '95        '96     '97      '98      '99       '00       '01      '02       '03      '04

COMPARATIVE RESULTS

Results as of Sept. 30, 2004                                                                                         Since
                                                    1 year       3 years          5 years          10 years      inception(4)
AXP Mutual (includes sales charge)
Class A    Cumulative value of $10,000             $10,492      $10,656           $8,069           $14,808       $1,747,440
           Average annual total return              +4.92%       +2.14%           -4.20%            +4.00%           +8.34%
S&P 500 Index(1)
           Cumulative value of $10,000             $11,387      $11,265           $9,362           $28,608      $14,349,080
           Average annual total return             +13.87%       +4.05%           -1.31%           +11.08%          +11.97%
Lehman Brothers Aggregate Bond Index(2)
           Cumulative value of $10,000             $10,368      $11,870          $14,343           $20,917             N/A
           Average annual total return              +3.68%       +5.88%           +7.48%            +7.66%             N/A
Lipper Balanced Funds Index(3)
           Cumulative value of $10,000             $11,058      $11,682          $11,643           $22,906             N/A
           Average annual total return             +10.58%       +5.32%           +3.09%            +8.64%             N/A

Results for other share classes can be found on page 4.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4) Fund data is from April 16, 1940. S&P 500 Index data is from July 1, 1940. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
11   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Investments in Securities

Balanced Portfolio

Sept. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (61.8%)
Issuer                                            Shares           Value(a)

Aerospace & defense (2.4%)
Boeing                                           132,300         $6,829,326
Empresa Brasileira de
  Aeronautica ADR                                174,700(c)       4,612,080
General Dynamics                                  33,700          3,440,770
Lockheed Martin                                   87,500          4,880,750
Northrop Grumman                                 143,600          7,658,188
United Technologies                               60,900          5,686,842
Total                                                            33,107,956

Automotive & related (0.3%)
General Motors                                    87,200          3,704,256

Banks and savings & loans (7.5%)
Bank of America                                  822,472         35,637,711
Bank of New York                                 152,400          4,445,508
Commerce Bancorp                                  34,200          1,887,840
Investors Financial Services                      37,900          1,710,427
PNC Financial Services Group                      78,700          4,257,670
Regions Financial                                136,900          4,525,914
State Street                                      60,100          2,566,871
US Bancorp                                       442,200         12,779,580
Wachovia                                         158,400          7,436,880
Washington Mutual                                224,000          8,753,920
Wells Fargo & Co                                 288,200         17,185,366
Total                                                           101,187,687

Beverages & tobacco (2.4%)
Altria Group                                     320,200         15,062,208
Coca-Cola                                        158,300          6,339,915
Coca-Cola Enterprises                            219,800          4,154,220
PepsiCo                                          145,900          7,098,035
Total                                                            32,654,378

Broker dealers (3.4%)
Franklin Resources                                18,900          1,053,864
JPMorgan Chase & Co                              572,696         22,753,212
Merrill Lynch & Co                               221,900         11,032,868
Morgan Stanley                                   252,200         12,433,460
Total                                                            47,273,404

Building materials & construction (0.5%)
American Standard                                 70,100(b)       2,727,591
Masco                                            117,700          4,064,181
Total                                                             6,791,772

Cable (1.2%)
Comcast Cl A                                     132,357(b)       3,737,762
Comcast Special Cl A                             135,700(b)       3,788,744
EchoStar Communications Cl A                     107,300(b)       3,339,176
NTL                                               93,247(b)       5,787,841
Total                                                            16,653,523

Cellular telecommunications (0.7%)
Nextel Communications Cl A                       101,400(b)       2,417,376
Vodafone Group ADR                               282,000(c)       6,799,020
Total                                                             9,216,396

Chemicals (1.7%)
Dow Chemical                                     273,800         12,370,284
Eastman Chemical                                  51,500          2,448,825
Lyondell Chemical                                296,000          6,648,160
RPM Intl                                         140,500          2,479,825
Total                                                            23,947,094

Computer hardware (0.8%)
Cisco Systems                                     94,400(b)       1,708,640
Dell                                             103,900(b)       3,698,840
EMC                                               86,600(b)         999,364
Hewlett-Packard                                  266,400          4,995,000
Total                                                            11,401,844

Computer software & services (1.1%)
Affiliated Computer Services Cl A                 60,900(b)       3,390,303
Cadence Design Systems                           197,500(b)       2,575,400
Intl Business Machines                            73,200          6,276,168
Microsoft                                         86,900          2,402,785
VERITAS Software                                  49,700(b)         884,660
Total                                                            15,529,316

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (0.4%)
Cypress Semiconductor                            175,700(b)      $1,553,188
Intel                                            134,650          2,701,079
Texas Instruments                                 72,600          1,544,928
Total                                                             5,799,195

Energy (6.0%)
Anadarko Petroleum                               115,200          7,644,672
BP ADR                                           123,700(c)       7,116,461
ChevronTexaco                                    299,800         16,081,272
ConocoPhillips                                   212,300         17,589,055
Devon Energy                                      46,100          3,273,561
Exxon Mobil                                      492,400         23,797,691
Newfield Exploration                              72,400(b)       4,433,776
Royal Dutch Petroleum ADR                         37,600(c)       1,940,160
Total                                                            81,876,648

Energy equipment & services (1.2%)
Cooper Cameron                                    89,900(b)       4,930,116
Schlumberger                                      29,100          1,958,721
Transocean                                        90,800(b)       3,248,824
Weatherford Intl                                 116,300(b)       5,933,626
Total                                                            16,071,287

Finance companies (2.7%)
Citigroup                                        852,900         37,629,948

Financial services (2.9%)
Capital One Financial                             81,600          6,030,240
Countrywide Financial                            239,400          9,429,966
Fannie Mae                                       143,500          9,097,900
Freddie Mac                                      198,200         12,930,568
MBNA                                             110,500          2,784,600
Total                                                            40,273,274

Food (0.9%)
General Mills                                     58,800          2,640,120
Hain Celestial Group                              80,700(b)       1,426,776
HJ Heinz                                         157,900          5,687,558
Sara Lee                                          95,500          2,183,130
Total                                                            11,937,584

Furniture & appliances (0.1%)
Leggett & Platt                                   35,900          1,008,790

Health care products (3.1%)
Amgen                                             13,300(b)         753,844
Baxter Intl                                       75,200          2,418,432
Biogen Idec                                       42,000(b)       2,569,140
Bristol-Myers Squibb                              95,700          2,265,219
Gilead Sciences                                   51,600(b)       1,928,808
GlaxoSmithKline ADR                               44,100(c)       1,928,493
Guidant                                           12,800            845,312
Johnson & Johnson                                 70,000          3,943,100
Medco Health Solutions                            88,285(b)       2,728,007
Merck & Co                                       255,200          8,421,600
Novartis ADR                                      61,200(c)       2,856,204
Pfizer                                           244,150          7,470,990
Schering-Plough                                  156,800          2,988,608
Wyeth                                             45,900          1,716,660
Total                                                            42,834,417

Health care services (1.5%)
Aetna                                             43,600          4,356,948
HCA                                              101,300          3,864,595
Hospira                                           70,900(b)       2,169,540
Lincare Holdings                                 149,700(b)       4,447,587
McKesson                                          66,700          1,710,855
Select Medical                                    63,300            850,119
Tenet Healthcare                                 311,300(b)       3,358,927
Total                                                            20,758,571

Household products (1.3%)
Clorox                                            44,700(j)       2,382,510
Colgate-Palmolive                                163,000          7,364,340
Procter & Gamble                                 161,100          8,718,732
Total                                                            18,465,582

Insurance (4.3%)
ACE                                              127,400(c)       5,103,644
Allstate                                         213,900         10,265,061
American Intl Group                              213,600         14,522,664
Assurant                                          27,950            726,700
Chubb                                             82,800          5,819,184
CIGNA                                             45,800(j)       3,189,054
Endurance Specialty Holdings                     137,100(c)       4,407,765
First American                                    67,900          2,093,357
Hartford Financial Services Group                 28,800          1,783,584
Montpelier Re Holdings                            36,500(c)       1,338,820
Prudential Financial                              67,100          3,156,384
St. Paul Travelers Companies                      68,280          2,257,337
Willis Group Holdings                            112,400(c)       4,203,760
Total                                                            58,867,314

Leisure time & entertainment (1.0%)
Mattel                                           251,600          4,561,508
Viacom Cl B                                      278,700          9,353,172
Total                                                            13,914,680

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Machinery (0.6%)
AGCO                                              90,950(b)      $2,057,289
Caterpillar                                       38,000          3,057,100
Illinois Tool Works                               16,200          1,509,354
Ingersoll-Rand Cl A                               19,750(c)       1,342,408
Total                                                             7,966,151

Media (2.9%)
Cendant                                          288,700          6,235,920
Disney (Walt)                                    541,000         12,199,549
IAC/InterActiveCorp                               66,700(b)       1,468,734
Liberty Media Cl A                               857,400(b)       7,476,528
Liberty Media Intl Cl A                           51,444(b)       1,716,275
Reader's Digest Assn                              52,750            769,623
Scripps (EW) Cl A                                 46,600          2,226,548
Time Warner                                      261,200(b)       4,215,768
Tribune                                          101,800          4,189,070
Total                                                            40,498,015

Metals (0.4%)
Alcan                                             51,800(c)       2,476,040
Alcoa                                             71,800          2,411,762
Total                                                             4,887,802

Multi-industry (1.2%)
General Electric                                 185,200          6,219,016
ITT Inds                                          14,450          1,155,856
Tyco Intl                                        316,400(c)       9,700,824
Total                                                            17,075,696

Paper & packaging (1.4%)
Avery Dennison                                    35,500          2,335,190
Bowater                                           86,500          3,303,435
Intl Paper                                       133,400          5,390,694
Temple-Inland                                     66,200          4,445,330
Weyerhaeuser                                      67,000          4,454,160
Total                                                            19,928,809

Real estate investment trust (0.5%)
Apartment Investment
  & Management Cl A                               49,500          1,721,610
Equity Office Properties Trust                   173,900          4,738,775
Total                                                             6,460,385

Restaurants (0.3%)
Domino's Pizza                                    66,300(b)         974,610
Krispy Kreme Doughnuts                            73,600(b,n)       931,776
McDonald's                                        74,100          2,077,023
Total                                                             3,983,409

Retail -- general (1.3%)
BJ's Wholesale Club                               85,900(b)       2,348,506
Costco Wholesale                                  93,000          3,865,080
Dollar Tree Stores                                33,500(b)         902,825
Home Depot                                       109,200          4,280,640
Sonic Automotive                                 120,700          2,420,035
Target                                            78,800          3,565,700
Total                                                            17,382,786

Retail -- grocery (0.1%)
Kroger                                           106,600(b)       1,654,432

Telecom equipment & services (0.8%)
Lucent Technologies                              269,200(b)         853,364
Motorola                                         236,600          4,268,264
Nokia ADR                                        415,600(c)       5,702,032
Total                                                            10,823,660

Utilities -- electric (2.0%)
Dominion Resources                               127,800          8,338,950
Entergy                                           26,000          1,575,860
Exelon                                           300,200         11,014,338
FirstEnergy                                       57,750          2,372,370
FPL Group                                         22,300          1,523,536
PPL                                               33,300          1,571,094
Xcel Energy                                       85,000          1,472,200
Total                                                            27,868,348

Utilities -- natural gas (0.2%)
ONEOK                                            107,600          2,799,752

Utilities -- telephone (2.7%)
BellSouth                                        165,100          4,477,512
Citizens Communications                           66,500            890,435
KT ADR                                           219,500(c)       3,966,365
SBC Communications                               514,000         13,338,300
Sprint (FON Group)                                91,600          1,843,908
Verizon Communications                           312,100         12,290,498
Total                                                            36,807,018

Total common stocks
(Cost: $759,931,569)                                           $849,041,179

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Bonds (34.4%)
Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Foreign government (0.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%                6,900,000(c)      $9,364,435
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                 2,470,000(c)       2,689,830
Total                                                            12,054,265

U.S. government obligations & agencies (8.7%)
Federal Home Loan Mtge Corp
   07-15-06               5.50                 4,000,000          4,191,404
   08-15-06               2.75                 9,080,000          9,075,079
   07-15-09               4.25                 5,250,000          5,372,785
   01-15-12               5.75                 6,725,000          7,338,165
   07-15-13               4.50                12,660,000         12,658,101
U.S. Treasury
   11-15-06               3.50                   615,000            625,786
   05-15-07               3.13                   530,000            534,472
   09-15-09               3.38                13,480,000         13,482,629
   08-15-14               4.25                 9,510,000          9,609,560
   08-15-23               6.25                31,755,000         37,081,393
   02-15-26               6.00                16,709,000(j)      19,050,215
Total                                                           119,019,589

Commercial mortgage-backed(f)/
Asset-backed securities (3.4%)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06               3.85                 1,000,000(d)       1,012,068
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3
   03-06-09               3.00                   650,000            647,360
Bear Stearns
  Commercial Mtge Securities
  Series 2004-PWR3 Cl A2
   02-11-41               3.87                 1,000,000            990,750
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                 3,386,301(d)       3,447,048
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28               3.26                   500,000            498,911
Commercial Mtge Pass-Through Certificates
  Series 2004-CNL Cl A1
   09-15-14               2.06                 1,000,000(d,e,m)   1,000,625
  Series 2004-LB3A Cl A2
   07-10-37               4.71                 1,100,000          1,131,174
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                 2,000,000          1,978,578
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                 1,100,000          1,098,306
  Series 2004-C3 Cl A2
   07-10-39               4.43                 1,200,000          1,220,972
Greenwich Capital Commerical Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                 1,000,000          1,027,882
GS Mtge Securities
  Series 2004-GG2 Cl A3
   08-10-38               4.60                 1,200,000          1,232,984
  Series 2004-GG2 Cl A6
   08-10-38               5.40                 1,340,000          1,396,923
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39                 1,120,395          1,137,055
  Series 2003-CB6 Cl A2
   07-12-37               5.26                   800,000            833,713
  Series 2004-C2 Cl A3
   05-15-41               5.22                   700,000(m)         727,869
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                 1,200,000          1,232,740
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39                 1,035,000          1,099,722
  Series 2002-C4 Cl A4
   09-15-26               4.56                 1,000,000          1,016,024
  Series 2002-C8 Cl A3
   11-15-27               4.83                   440,000            448,884
  Series 2003-C3 Cl A2
   05-15-27               3.09                 2,200,000          2,156,821
  Series 2003-C8 Cl A2
   11-15-27               4.21                 1,540,000          1,557,109
  Series 2003-C8 Cl A4
   11-15-32               5.12                 1,450,000          1,497,869
  Series 2004-C2 Cl A2
   03-15-29               3.25                 1,560,000          1,521,437
  Series 2004-C2 Cl A4
   03-15-36               4.37                   700,000            682,346
  Series 2004-C4 Cl A2
   06-15-29               4.57                 1,000,000          1,027,879

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2004-C4 Cl A4
   06-15-29               5.14%               $1,400,000(m)      $1,466,733
  Series 2004-C6 Cl A2
   08-15-29               4.19                 1,200,000          1,208,676
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               3.71                   750,000(d,m)       735,000
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                   800,000            797,500
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                 1,848,626          1,789,234
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                 1,430,000          1,442,546
  Series 2004-T13 Cl A2
   09-13-45               3.94                 1,100,000          1,091,343
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                   830,000            908,380
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                   350,000            348,485
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                 1,129,221          1,140,694
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50                 3,335,000(i)       3,395,853
  Series 2004-3 Cl A3
   03-17-09               3.30                   800,000            803,750
Total                                                            46,751,243

Mortgage-backed securities (13.5%)(f,l)
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                 1,341,572          1,374,790
Bank of American Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.06                   523,540(g)         510,221
  Series 2004-F Cl B1
   07-25-34               4.17                   898,101(g)         875,935
Collateralized Mtge Obligation Trust
   12-20-14               9.95                   318,648            319,311
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                   968,164            964,773
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.69                   599,821(g)         601,267
CS First Boston Mtg. Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                   623,587(g)         611,869
Federal Home Loan Mtge Corp
   07-01-08               6.75                    21,644             22,621
   01-01-11               6.50                 1,628,037          1,724,459
   05-01-17               6.00                 1,830,498          1,919,564
   07-01-17               6.00                 1,697,124          1,779,701
   07-01-17               7.00                 2,758,163          2,925,731
   12-01-17               5.50                 2,061,548          2,134,137
   05-01-18               5.50                   759,846            786,057
   08-01-18               5.00                 1,095,704          1,116,231
   10-01-18               5.00                 2,599,763          2,650,333
   10-01-31               6.00                 2,288,110          2,367,625
   04-01-32               6.00                 1,443,256          1,493,411
   06-01-32               7.00                 1,908,029          2,034,925
   07-01-32               7.00                 2,918,591          3,096,824
   01-15-33               5.00                   856,627            827,790
   04-01-33               6.00                 5,048,158          5,247,265
   06-01-33               5.50                 2,596,166          2,637,397
   09-01-33               4.56                 1,461,582(g)       1,453,850
   08-01-34               5.21                 1,400,000(g)       1,419,352
  Collateralized Mtge Obligation
   02-15-27               5.00                 1,600,000          1,644,671
   11-15-28               4.50                 1,051,095          1,061,936
   02-15-33               5.50                 1,518,498          1,581,708
   07-25-43               7.00                 1,025,706          1,098,788
  Interest Only
   02-15-14               7.40                   716,632(k)          57,746
   10-15-22              14.56                 2,486,770(k)         209,599
  Trust Series Z
   11-15-23               6.50                    41,382(h)          44,755
Federal Natl Mtge Assn
   11-01-12               4.84                   674,810            691,733
   01-01-13               4.92                   504,036            521,038
   02-01-13               4.83                   895,336            920,259
   10-01-13               5.11                   395,569            410,305
   01-01-14               4.84                   743,840            758,479
   02-01-14               4.77                 1,391,288          1,414,433
   04-01-14               4.65                   697,030            699,946
   03-01-17               6.50                 1,604,317          1,699,493
   09-01-17               6.00                 3,774,298          3,960,168

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   02-01-18               5.50%               $1,520,814         $1,577,965
   03-01-18               5.50                   825,899            858,269
   04-01-18               4.50                 2,407,738          2,406,369
   04-01-18               5.50                 1,540,810          1,599,482
   05-01-18               6.00                 2,604,013          2,733,095
   06-01-18               5.00                 3,034,530          3,095,623
   07-01-18               4.50                 2,736,850          2,738,170
   08-01-18               5.50                 1,781,757          1,846,343
   01-01-19               5.00                 1,812,939          1,851,286
   02-01-19               5.00                 2,395,088          2,438,436
   10-01-19               4.50                   925,000(e)         921,531
   07-01-23               5.00                 1,299,799          1,305,815
   07-01-23               5.50                 2,255,734          2,311,736
   09-01-23               5.50                 2,105,991          2,158,276
   10-01-23               5.50                 1,803,251          1,848,923
   06-01-24               9.00                   535,659            595,844
   08-01-25               7.50                   957,656          1,029,829
   07-01-28               5.50                 1,055,208          1,076,172
   11-01-28               5.50                 1,887,973          1,925,481
   04-01-29               5.00                 3,962,450          3,937,897
   06-01-31               7.00                 2,065,316          2,198,984
   03-01-32               7.50                   531,023            569,162
   06-01-32               7.50                   705,937            756,029
   07-01-32               6.50                   423,439            445,916
   08-01-32               7.00                   295,452            313,577
   09-01-32               6.50                 2,285,946          2,407,303
   10-01-32               5.50                 3,359,873          3,414,029
   11-01-32               6.00                 2,229,547          2,318,075
   01-01-33               6.00                 3,657,980          3,795,181
   02-01-33               6.50                 1,304,570          1,369,364
   03-01-33               5.50                 2,615,193          2,661,206
   04-01-33               5.50                 2,491,691          2,530,145
   04-01-33               6.00                 5,117,500          5,322,334
   05-01-33               5.50                 1,717,012          1,742,235
   07-01-33               5.00                 2,493,408          2,473,549
   07-01-33               5.50                 2,862,820          2,910,149
   10-01-33               6.50                 2,606,534          2,737,981
   12-01-33               5.00                 2,261,323          2,243,312
   12-01-33               6.50                 1,978,040          2,087,727
   01-01-34               6.50                 2,710,656          2,861,769
   03-01-34               5.00                 7,769,561          7,707,678
   10-01-34               6.50                   870,000(e)         912,413
  Collateralized Mtge Obligation
   05-25-16               4.00                 1,500,000          1,501,522
   07-25-26               5.50                 6,106,500          6,350,814
   12-25-26               8.00                   941,681          1,015,502
   02-25-44               7.00                 4,839,582          5,184,401
   06-25-44               7.50                 1,046,678          1,136,026
  Interest Only
   12-25-12              13.29                   674,679(k)          40,352
   12-25-31               1.19                   871,121(k)         169,878
Govt Natl Mtge Assn
   05-15-33               6.00                 1,256,738          1,304,879
   10-15-33               5.00                 1,708,447(e)       1,703,330
   10-15-33               5.50                 1,794,491          1,829,382
   03-20-34               6.50                   892,553            942,979
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                   506,012(k)          60,174
   08-20-32               0.00                 2,124,836(k)         342,790
GSR Mtge Loan Trust
  Series 2004-6F Cl 2A2
   05-25-34               5.50                   948,097            984,689
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                   794,843            782,214
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.45                   773,268(g)         771,281
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                 2,001,399          2,051,434
  Series 2004-7 Cl 8A1
   08-25-19               5.00                 2,783,806          2,818,798
  Series 2004-8 Cl 7A1
   09-25-19               5.00                 1,344,692          1,352,653
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.93                   997,464(g)       1,024,405
  Series 2004-5 Cl B1
   05-25-34               4.63                   699,300(g)         695,636
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                 3,389,987          3,394,851
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                 1,774,934          1,745,700
Total                                                           186,908,846

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11               8.50%                  $50,000            $54,500
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                   200,000            208,000
L-3 Communications
   06-15-12               7.63                   250,000            275,625
   07-15-13               6.13                    80,000             81,000
Total                                                               619,125

Automotive & related (0.1%)
ArvinMeritor
   02-15-09               6.80                   150,000            153,750
DaimlerChrysler NA Holding
   11-15-13               6.50                   595,000            646,420
Ford Motor
   02-01-29               6.38                 1,240,000          1,089,856
TRW Automotive
  Sr Nts
   02-15-13               9.38                   125,000            142,813
Total                                                             2,032,839

Banks and savings & loans (1.1%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                   670,000            669,471
JPMorgan Chase
  Sub Nts
   02-01-11               6.75                 1,125,000          1,265,688
US Bank NA Minnesota
   08-01-11               6.38                 1,515,000          1,692,722
Wachovia
  Sub Nts
   08-01-14               5.25                 2,510,000          2,565,822
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88                 2,240,000          2,532,374
   08-15-14               5.65                 1,520,000          1,580,268
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                 3,795,000          4,255,291
Total                                                            14,561,636

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                   460,000            502,550

Building materials & construction (--%)
Associated Materials
   04-15-12               9.75                   170,000            193,800
Louisiana Pacific
  Sr Nts
   08-15-10               8.88                   165,000            197,175
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                   210,000(d)         227,325
Total                                                               618,300

Cable (0.4%)
Comcast
   03-15-11               5.50                 4,100,000          4,273,183
CSC Holdings
  Sr Nts
   12-15-07               7.88                   150,000            159,188
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                   150,000            171,000
Echostar DBS
   10-01-14               6.63                   225,000(d,e)       223,594
  Sr Nts
   10-01-08               5.75                   100,000            100,500
Rogers Cable
  (U.S. Dollar)
   06-15-13               6.25                   125,000(c)         122,500
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                   195,000(c)         199,875
Total                                                             5,249,840

Cellular telecommunications (0.1%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                   335,000            346,725
US Cellular
  Sr Nts
   12-15-33               6.70                 1,225,000          1,223,123
Total                                                             1,569,848

Chemicals (0.1%)
Airgas
   10-01-11               9.13                   150,000            168,750
  Sr Sub Nts
   07-15-14               6.25                    35,000             35,000
BCP Caylux Holdings Luxembourg
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                   150,000(c,d)       162,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Chemicals (cont.)
Compass Minerals Group
   08-15-11              10.00%                 $475,000           $532,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                   270,000            280,125
Innophos
  Sr Sub Nts
   08-15-14               8.88                    80,000(d)          85,200
Lubrizol
  Sr Nts
   10-01-09               4.63                   240,000            240,045
   10-01-14               5.50                   240,000            238,359
MacDermid
   07-15-11               9.13                   200,000            223,000
Total                                                             1,964,479

Energy (0.3%)
Amerada Hess
   08-15-11               6.65                 1,030,000          1,137,223
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                    10,000             10,925
   08-15-14               7.00                   155,000(d)         163,913
   01-15-16               6.88                    70,000             73,150
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                   720,000            720,000
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                    25,000(d)          26,688
GulfTerra Energy Partners
  Sr Nts
   06-01-10               6.25                   660,000            729,300
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                   520,000            586,300
   09-01-14               6.63                    70,000(d)          72,975
Peabody Energy
  Series B
   03-15-13               6.88                   375,000            405,000
Total                                                             3,925,474

Energy equipment & services (0.3%)
Grant Prideco Escrow
   12-15-09               9.00                   150,000            167,625
Halliburton
   10-15-10               5.50                 3,190,000          3,341,792
Key Energy Services
  Series C
   03-01-08               8.38                   160,000            168,800
  Sr Nts
   05-01-13               6.38                    90,000             89,100
Offshore Logistics
   06-15-13               6.13                   250,000            253,750
Pacific Energy Partners LP/Finance
  Sr Nts
   06-15-14               7.13                   155,000(d)         167,788
Pride Intl
  Sr Nts
   07-15-14               7.38                    85,000(d)          94,350
Total                                                             4,283,205

Finance companies (0.2%)
Citigroup
  Sub Nts
   09-15-14               5.00                 1,350,000(d)       1,351,679
GMAC
   09-15-11               6.88                 1,565,000          1,641,721
Total                                                             2,993,400

Financial services (0.3%)
KFW Intl Finance
   10-17-05               2.50                 3,225,000          3,222,314
Pricoa Global Funding I
   06-15-08               4.35                 1,495,000(d)       1,525,887
Total                                                             4,748,201

Food (0.1%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                   305,000(c)         337,025
Del Monte
  Sr Sub Nts
   12-15-12               8.63                   225,000            250,875
Kraft Foods
   10-01-13               5.25                   975,000            993,176
Total                                                             1,581,076

Health care services (0.3%)
Cardinal Health
   06-15-15               4.00                 3,090,000          2,680,195
HCA
   03-15-14               5.75                   360,000            356,887
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75                    60,000(d)          62,850

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Health care services (cont.)
NeighborCare
  Sr Sub Nts
   11-15-13               6.88%                 $270,000           $280,800
Omnicare
  Sr Sub Nts
   06-01-13               6.13                   185,000            185,925
Triad Hospitals
  Sr Nts
   05-15-12               7.00                   175,000            182,875
US Oncology
  Sr Nts
   08-15-12               9.00                    50,000(d)          51,750
Total                                                             3,801,282

Home building (0.1%)
DR Horton
   12-01-07               7.50                   100,000            110,000
   01-15-09               5.00                   270,000            274,725
   07-01-13               5.88                   200,000            201,500
  Sr Nts
   09-15-14               5.63                   270,000            268,650
Meritage Homes
   06-01-11               9.75                   200,000            224,500
Total                                                             1,079,375

Industrial services (--%)
Allied Waste North America
   11-15-10               6.50                    50,000             49,500
   04-15-11               6.38                   275,000            267,438
Total                                                               316,938

Insurance (0.6%)
ASIF Global Financing XIX
   01-17-13               4.90                 6,940,000(d)       7,095,386
Prudential Financial
   09-20-14               5.10                 1,045,000          1,045,900
Total                                                             8,141,286

Leisure time & entertainment (0.3%)
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                   155,000(d)         161,588
Time Warner
   05-15-29               6.63                 3,145,000 (n)      3,243,316
Viacom
   05-15-11               6.63                   555,000            616,284
Total                                                             4,021,188

Lodging & gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                    65,000             69,713
   04-15-14               6.75                   195,000            198,413
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                   550,000            635,249
Choctaw Resort Development Enterprise
  Sr Nts
   04-01-09               9.25                   125,000            133,125
Hilton Hotels
   12-01-12               7.63                   290,000            337,850
MGM Mirage
   10-01-09               6.00                   150,000            152,250
  Sr Nts
   02-27-14               5.88                    70,000             67,200
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12               8.00                   205,000            226,525
   08-15-14               7.13                    75,000(d)          78,563
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                   100,000            113,250
Station Casinos
  Sr Nts
   04-01-12               6.00                   180,000            184,500
Total                                                             2,196,638

Machinery (--%)
Case New Holland
  Sr Nts
   08-01-11               9.25                   100,000(d)         112,000
Joy Global
  Series B
   03-15-12               8.75                   125,000            141,250
Manitowoc
   11-01-13               7.13                   175,000            185,063
Total                                                               438,313

Media (0.2%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                   175,000(c)         188,125
CBD Media/Finance
  Sr Sub Nts
   06-01-11               8.63                   140,000            148,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Media (cont.)
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75%                 $260,000(c)        $286,975
Dex Media East LLC/Finance
   11-15-09               9.88                   100,000            115,000
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                    55,000             62,425
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                   185,000            191,938
Gray Television
   12-15-11               9.25                   200,000            224,500
Lamar Media
   01-01-13               7.25                   240,000            258,000
Nexstar Finance LLC
   04-01-08              12.00                    45,000             49,500
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                    35,000(c)          40,425
Radio One
  Series B
   07-01-11               8.88                   300,000            330,750
Salem Communication Holding
  Series B
   07-01-11               9.00                    34,000             37,230
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                   405,000(c)         440,437
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                   275,000(c)         294,250
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                   200,000            210,000
Total                                                             2,877,605

Metals (--%)
Earle M Jorgensen
   06-01-12               9.75                    50,000             55,500
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                   250,000(c)         250,000
Total                                                               305,500

Multi-industry (0.3%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                 3,155,000(c)       3,549,659

Paper & packaging (0.2%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   10-01-12               7.25                   250,000(c,d)       252,500
Ball
   12-15-12               6.88                   245,000            262,150
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                   255,000(c)         267,113
Domtar
  (U.S. Dollar)
   12-01-13               5.38                   330,000(c)         327,061
Georgia-Pacific
   02-01-10               8.88                   295,000            345,150
  Sr Nts
   07-15-08               7.38                   140,000            152,600
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                    80,000             89,400
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                   250,000(c)         260,625
Owens-Illinois Glass Container
   05-15-11               7.75                   275,000            292,875
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                   400,000            408,000
Stone Container
  Sr Nts
   07-01-12               8.38                   270,000            297,000
Total                                                             2,954,474

Real estate (--%)
Host Marriott LP
  Sr Nts
   08-15-12               7.00                   260,000(d)         273,650
La Quinta Properties
  Sr Nts
   08-15-12               7.00                    50,000(d)          52,688
Total                                                               326,338

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Retail -- general (0.2%)
May Department Stores
   07-15-14               5.75%               $1,715,000(d)      $1,767,601
United Auto Group
   03-15-12               9.63                    45,000             49,613
William Carter
  Series B
   08-15-11              10.88                   315,000            353,588
Total                                                             2,170,802

Telecom equipment & services (0.6%)
PanAmSat
   08-15-14               9.00                    75,000(d)          78,000
Qwest
   03-15-12               9.13                   475,000(d)         523,688
Sprint Capital
   11-15-28               6.88                 3,840,000          4,027,748
TELUS
  (U.S. Dollar)
   06-01-11               8.00                 3,250,000(c)       3,808,152
Total                                                             8,437,588

Utilities -- electric (0.8%)
AEP Texas Central
  Sr Nts Series D
   02-15-13               5.50                   275,000            286,209
Centerpoint Energy Resources
   02-15-11               7.75                   160,000            185,626
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                   240,000            251,175
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                 1,065,000(d)       1,069,079
DPL
  Sr Nts
   09-01-11               6.88                   240,000            254,400
Duke Energy
  1st Mtge
   04-01-10               4.50                   280,000            283,777
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                   210,000            220,712
Florida Power
  1st Mtge
   03-01-13               4.80                 2,095,000          2,103,359
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                   390,000(d)         416,641
IPALCO Enterprises
   11-14-08               8.38                   500,000            557,500
   11-14-11               8.63                   135,000            152,550
Metropolitan Edison
   03-15-13               4.95                 1,350,000          1,348,209
  1st Mtge
   04-01-14               4.88                   640,000(d)         629,789
Tampa Electric
   06-15-12               6.88                   505,000            566,907
   08-15-12               6.38                   715,000            781,168
Westar Energy
  1st Mtge
   07-01-14               6.00                 1,470,000          1,579,885
Total                                                            10,686,986

Utilities -- natural gas (0.2%)
ANR Pipeline
   03-15-10               8.88                   135,000            151,875
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                   115,000            123,050
Enterprise Products
  Sr Nts
   10-15-09               4.63                   650,000(d,e)       655,398
Northwest Pipeline
   03-01-10               8.13                   370,000            414,863
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                   250,000(d)         268,125
Southern Natural Gas
   03-15-10               8.88                   175,000            196,875
Southern Star Central
   08-01-10               8.50                   125,000            136,250
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                   450,000            496,125
Williams Companies
   03-15-12               8.13                   300,000            345,750
Total                                                             2,788,311

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Utilities -- telephone (0.7%)
Telecom Italia Capital
  (U.S. Dollar)
   11-15-33               6.38%                 $345,000(c,d)      $356,335
   09-30-34               6.00                 2,550,000(c,d,e)   2,490,728
Verizon New York
  Series B
   04-01-32               7.38                 1,490,000          1,657,849
Verizon Pennsylvania
  Series A
   11-15-11               5.65                 5,205,000          5,490,597
Total                                                             9,995,509

Total bonds
(Cost: $467,782,448)                                           $473,471,708

Short-term securities (4.2%)(o)
Issuer                 Effective                  Amount           Value(a)
                         yield                  payable at
                                                 maturity

U.S. government agency (2.0%)
Federal Natl Mtge Assn Disc Nts
   10-22-04               1.60%              $11,300,000        $11,288,951
   11-08-04               1.71                 5,000,000          4,990,738
   12-15-04               1.80                11,700,000         11,655,633
Total                                                            27,935,322

Commercial paper (2.2%)
Citigroup Global Markets Holdings
   11-05-04               1.69                 3,300,000          3,294,432
Greyhawk Funding LLC
   11-03-04               1.79                 3,300,000          3,294,421
   11-23-04               1.82                 3,100,000          3,091,537
Jupiter Securitization
   10-01-04               1.60                 8,900,000          8,899,605
   10-26-04               1.78                 5,500,000          5,492,930
Park Avenue Receivables
   11-04-04               1.78                 5,100,000          5,091,174
Total                                                            29,164,099

Total short-term securities
(Cost: $57,100,460)                                             $57,099,421

Total investments in securities
(Cost: $1,284,814,477)(p)                                    $1,379,612,308

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Sept. 30, 2004, the value of foreign securities represented 6.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2004, the value of these securities amounted to $26,692,499 or 1.9% of net assets.

(e) At Sept. 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,941,872.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
23   --   AXP MUTUAL   --   2004 ANNUAL REPORT

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2004.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA -- Financial Security Assurance

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements): Type of security Notional amount

     Sale contracts
     U.S. Treasury Note, Dec. 2004, 5-year                         $ 1,400,000
     U.S. Treasury Note, Dec. 2004, 10-year                         59,300,000
     U.S. Long Bond, Dec. 2004, 20-year                              7,000,000

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows on Sept. 30, 2004.

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments on Sept. 30, 2004:

     Security                 Principal  Settlement    Proceeds         Value
                               amount       date      receivable
     Federal Natl Mtge Assn
      10-01-19 5.00%         $3,025,000   10-19-04   $3,077,938     $3,072,266
      10-01-34 5.00           5,000,000   10-14-04    4,940,625      4,946,875
      10-01-34 5.50           7,025,000   10-14-04    7,132,736      7,117,203

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2004.

(n) At Sept. 30, 2004, security was partially or fully on loan. See Note 6 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 6 to the financial statements. 4.0% of net assets is the Portfolio's cash equivalent position.

(p) At Sept. 30, 2004, the cost of securities for federal income tax purposes was $1,296,284,526 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $109,321,061
     Unrealized depreciation                                       (25,993,279)
                                                                   -----------
     Net unrealized appreciation                                  $ 83,327,782
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
24   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

Sept. 30, 2004
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,284,814,477)                                                       $1,379,612,308
Dividends and accrued interest receivable                                                        4,762,458
Receivable for investment securities sold                                                       46,431,727
                                                                                                ----------
Total assets                                                                                 1,430,806,493
                                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                  302,649
Payable for investment securities purchased                                                     37,766,192
Payable upon return of securities loaned (Note 6)                                                2,752,400
Accrued investment management services fee                                                          19,695
Other accrued expenses                                                                              70,759
Forward sale commitments, at value (proceeds receivable $15,151,299) (Note 1)                   15,136,344
                                                                                                ----------
Total liabilities                                                                               56,048,039
                                                                                                ----------
Net assets                                                                                  $1,374,758,454
                                                                                            ==============
* Including securities on loan, at value (Note 6)                                           $    2,518,152
                                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Statement of operations
Balanced Portfolio

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                                     $ 21,483,784
Interest                                                                                        24,255,792
Fee income from securities lending (Note 6)                                                         50,763
     Less foreign taxes withheld                                                                  (117,882)
                                                                                                  --------
Total income                                                                                    45,672,457
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               7,736,525
Compensation of board members                                                                       12,640
Custodian fees                                                                                     197,000
Audit fees                                                                                          33,750
Other                                                                                               40,820
                                                                                                    ------
Total expenses                                                                                   8,020,735
     Earnings credits on cash balances (Note 2)                                                       (424)
                                                                                                      ----
Total net expenses                                                                               8,020,311
                                                                                                 ---------
Investment income (loss) -- net                                                                 37,652,146
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                             61,978,103
     Foreign currency transactions                                                                 (24,925)
     Futures contracts                                                                          (4,304,512)
     Options contracts written (Note 5)                                                             52,319
                                                                                                    ------
Net realized gain (loss) on investments                                                         57,700,985
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         78,713,724
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                          136,414,709
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $174,066,855
                                                                                              ============

See accompanying notes to financial statements.

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26   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

Year ended Sept. 30,                                                               2004               2003
Operations
Investment income (loss) -- net                                             $   37,652,146      $   40,101,122
Net realized gain (loss) on investments                                         57,700,985         (86,061,983)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           78,713,724         296,080,432
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                174,066,855         250,119,571
                                                                               -----------         -----------
Proceeds from contributions                                                     10,203,530          26,114,230
Fair value of withdrawals                                                     (370,386,532)       (305,835,948)
                                                                              ------------        ------------
Net contributions (withdrawals) from partners                                 (360,183,002)       (279,721,718)
                                                                              ------------        ------------
Total increase (decrease) in net assets                                       (186,116,147)        (29,602,147)
Net assets at beginning of year                                              1,560,874,601       1,590,476,748
                                                                             -------------       -------------
Net assets at end of year                                                   $1,374,758,454      $1,560,874,601
                                                                            ==============      ==============

See accompanying notes to financial statements.

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27   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the Portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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28   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
29   --   AXP MUTUAL   --   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2004, the Portfolio has entered into outstanding when-issued securities of $6,229,480 and other forward-commitments of $1,712,392.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
30   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.43% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $139,930 for the year ended Sept. 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2004, the Portfolio's custodian fees were reduced by $424 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,892,538,612 and $2,204,287,471, respectively, for the year ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $8,440 for the year ended Sept. 30, 2004.

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31   --   AXP MUTUAL   --   2004 ANNUAL REPORT

4. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2004, investments in securities included securities valued at $1,552,607 that were pledged as collateral to cover initial margin deposits on 677 open sale contracts. The notional market value of the open sale contracts at Sept. 30, 2004 was $76,192,438 with a net unrealized loss of $387,902. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                         Year ended Sept. 30, 2004
                                       Puts                   Calls
                               Contracts   Premiums   Contracts   Premiums
Balance Sept. 30, 2003            57      $ 52,319       57     $ 109,319
Exercised                         --            --      (57)     (109,319)
Expired                          (57)      (52,319)      --            --
                                 ---      --------      ---     ---------
Balance Sept. 30, 2004            --      $     --       --     $      --
                                 ---      --------      ---     ---------

See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $2,518,152 were on loan to brokers. For collateral, the Portfolio received $2,752,400 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $50,763 for the year ended Sept. 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                               2004    2003     2002      2001     2000
Ratio of expenses to average daily net assets(a)                            .53%    .49%     .44%      .42%     .46%
Ratio of net investment income (loss) to average daily net assets          2.49%   2.55%    2.68%     2.41%    2.92%
Portfolio turnover rate (excluding short-term securities)                   131%    130%     267%      226%     180%
Total return(b)                                                           11.93%  17.37%   (12.63%) (26.67%)   4.13%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

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32   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Report of Independent
                 Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

--------------------------------------------------------------------------------
33   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

Sept. 30, 2004
Assets
Investment in Portfolio (Note 1)                                                                             $1,374,675,856
Capital shares receivable                                                                                             9,469
                                                                                                                      -----
Total assets                                                                                                  1,374,685,325
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               50,555
Accrued distribution fee                                                                                             10,540
Accrued service fee                                                                                                     497
Accrued transfer agency fee                                                                                           1,830
Accrued administrative services fee                                                                                   1,454
Other accrued expenses                                                                                              148,297
                                                                                                                    -------
Total liabilities                                                                                                   213,173
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,374,472,152
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,486,352
Additional paid-in capital                                                                                    2,191,977,196
Undistributed net investment income                                                                               2,892,997
Accumulated net realized gain (loss) (Note 5)                                                                  (916,306,233)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            94,421,840
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,374,472,152
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $1,077,076,237
                                                              Class B                                        $  112,782,778
                                                              Class C                                        $    2,911,211
                                                              Class Y                                        $  181,701,926
Net asset value per share of outstanding capital stock:       Class A shares              116,405,595        $         9.25
                                                              Class B shares               12,273,591        $         9.19
                                                              Class C shares                  316,788        $         9.19
                                                              Class Y shares               19,639,186        $         9.25
                                                                                           ----------        --------------

See accompanying notes to financial statements.

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34   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Statement of operations
AXP Mutual

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                                                      $ 21,482,641
Interest                                                                                                         24,254,632
Fee income from securities lending                                                                                   50,760
     Less foreign taxes withheld                                                                                   (117,876)
                                                                                                                   --------
Total income                                                                                                     45,670,157
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 8,019,885
Distribution fee
     Class A                                                                                                      2,814,685
     Class B                                                                                                      1,376,547
     Class C                                                                                                         28,213
Transfer agency fee                                                                                               2,257,341
Incremental transfer agency fee
     Class A                                                                                                        160,088
     Class B                                                                                                         51,457
     Class C                                                                                                          1,141
Service fee -- Class Y                                                                                              243,190
Administrative services fees and expenses                                                                           588,644
Compensation of board members                                                                                         9,740
Printing and postage                                                                                                297,909
Registration fees                                                                                                   108,579
Audit fees                                                                                                           11,250
Other                                                                                                                22,351
                                                                                                                     ------
Total expenses                                                                                                   15,991,020
     Earnings credits on cash balances (Note 2)                                                                     (26,086)
                                                                                                                    -------
Total net expenses                                                                                               15,964,934
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  29,705,223
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       61,975,210
     Foreign currency transactions                                                                                  (24,921)
     Futures contracts                                                                                           (4,304,251)
     Options contracts written                                                                                       52,317
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          57,698,355
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          78,709,548
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           136,407,903
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $166,113,126
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Mutual

Year ended Sept. 30,                                                               2004               2003
Operations and distributions
Investment income (loss) -- net                                             $   29,705,223      $   31,545,820
Net realized gain (loss) on investments                                         57,698,355         (86,059,860)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           78,709,548         296,069,151
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                166,113,126         241,555,111
                                                                               -----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (21,390,515)        (22,804,278)
      Class B                                                                   (1,520,594)         (1,917,449)
      Class C                                                                      (33,380)            (21,692)
      Class Y                                                                   (4,883,846)         (6,767,675)
                                                                                ----------          ----------
Total distributions                                                            (27,828,335)        (31,511,094)
                                                                               -----------         -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      52,992,402          56,500,339
   Class B shares                                                               15,723,596          19,617,389
   Class C shares                                                                1,102,215           1,309,114
   Class Y shares                                                               25,459,494          42,071,669
Reinvestment of distributions at net asset value
   Class A shares                                                               18,451,466          19,638,641
   Class B shares                                                                1,484,189           1,865,857
   Class C shares                                                                   32,564              21,132
   Class Y shares                                                                4,883,846           6,767,675
Payments for redemptions
   Class A shares                                                             (220,815,493)       (215,409,333)
   Class B shares (Note 2)                                                     (55,270,982)        (55,168,808)
   Class C shares (Note 2)                                                        (698,177)           (316,743)
   Class Y shares                                                             (167,803,965)       (116,332,292)
                                                                              ------------        ------------
Increase (decrease) in net assets from capital share transactions             (324,458,845)       (239,435,360)
                                                                              ------------        ------------
Total increase (decrease) in net assets                                       (186,174,054)        (29,391,343)
Net assets at beginning of year                                              1,560,646,206       1,590,037,549
                                                                             -------------       -------------
Net assets at end of year                                                   $1,374,472,152      $1,560,646,206
                                                                            ==============      ==============
Undistributed net investment income                                         $    2,892,997      $    1,462,661
                                                                            --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Mutual

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2004 was 99.99%.

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Valuation of securities

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
38   --   AXP MUTUAL   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $446,552 and accumulated net realized loss has been decreased by $446,552.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                            2004             2003
Class A
Distributions paid from:
      Ordinary income                       $21,390,515     $22,804,278
      Long-term capital gain                         --              --
Class B
Distributions paid from:
      Ordinary income                         1,520,594       1,917,449
      Long-term capital gain                         --              --
Class C
Distributions paid from:
      Ordinary income                            33,380          21,692
      Long-term capital gain                         --              --
Class Y
Distributions paid from:
      Ordinary income                         4,883,846       6,767,675
      Long-term capital gain                         --              --

At Sept. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $   2,923,479
Accumulated long-term gain (loss)                         $(903,118,305)
Unrealized appreciation (depreciation)                    $  81,203,430

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $643,850 for Class A, $90,821 for Class B and $779 for Class C for the year ended Sept. 30, 2004.

During the year ended Sept. 30, 2004, the Fund's transfer agency fees were reduced by $26,086 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                        Year ended Sept. 30, 2004
                                          Class A         Class B      Class C         Class Y
Sold                                    5,853,549       1,746,807      122,304       2,805,006
Issued for reinvested distributions     2,020,543         163,809        3,589         535,716
Redeemed                              (24,302,246)     (6,138,540)     (77,331)    (18,566,162)
                                      -----------      ----------      -------     -----------
Net increase (decrease)               (16,428,154)     (4,227,924)      48,562     (15,225,440)
                                      -----------      ----------       ------     -----------

                                                        Year ended Sept. 30, 2003
                                          Class A         Class B      Class C         Class Y
Sold                                    6,888,786       2,450,014      162,551       5,304,721
Issued for reinvested distributions     2,414,258         231,802        2,597         833,077
Redeemed                              (27,141,778)     (6,875,246)     (39,704)    (14,838,668)
                                      -----------      ----------      -------     -----------
Net increase (decrease)               (17,838,734)     (4,193,430)     125,444      (8,700,870)
                                      -----------      ----------      -------      ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Sept. 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $903,118,305 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

           2009                 2010                2011                 2012
       $15,302,375         $494,252,075        $368,676,980          $24,886,875

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004       2003      2002        2001      2000
Net asset value, beginning of period                                          $8.47      $7.40    $ 8.71      $12.21    $12.94
                                                                              -----      -----    ------      ------    ------
Income from investment operations:
Net investment income (loss)                                                    .19        .17       .20         .21       .32
Net gains (losses) (both realized and unrealized)                               .77       1.07     (1.31)      (3.49)      .17
                                                                              -----      -----    ------      ------    ------
Total from investment operations                                                .96       1.24     (1.11)      (3.28)      .49
                                                                              -----      -----    ------      ------    ------
Less distributions:
Dividends from net investment income                                           (.18)      (.17)     (.20)       (.22)     (.31)
Distributions from realized gains                                                --         --        --          --      (.91)
                                                                              -----      -----    ------      ------    ------
Total distributions                                                            (.18)      (.17)     (.20)       (.22)    (1.22)
                                                                              -----      -----    ------      ------    ------
Net asset value, end of period                                                $9.25      $8.47    $ 7.40     $  8.71    $12.21
                                                                              -----      -----    ------      ------    ------

Ratios/supplemental data
Net assets, end of period (in millions)                                      $1,077     $1,125    $1,115      $1,597    $2,628
Ratio of expenses to average daily net assets(b)                              1.01%       .99%      .93%        .87%      .88%
Ratio of net investment income (loss) to average daily net assets             2.01%      2.05%     2.19%       1.96%     2.51%
Portfolio turnover rate (excluding short-term securities)                      131%       130%      267%        226%      180%
Total return(c)                                                              11.32%     16.80%   (13.05%)    (27.04%)    3.78%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
42   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004       2003      2002        2001      2000
Net asset value, beginning of period                                          $8.41      $7.35    $ 8.65      $12.12    $12.86
                                                                              -----      -----    ------      ------    ------
Income from investment operations:
Net investment income (loss)                                                    .11        .10       .14         .13       .22
Net gains (losses) (both realized and unrealized)                               .77       1.06     (1.31)      (3.46)      .16
                                                                              -----      -----    ------      ------    ------
Total from investment operations                                                .88       1.16     (1.17)      (3.33)      .38
                                                                              -----      -----    ------      ------    ------
Less distributions:
Dividends from net investment income                                           (.10)      (.10)     (.13)       (.14)     (.21)
Distributions from realized gains                                                --         --        --          --      (.91)
                                                                              -----      -----    ------      ------    ------
Total distributions                                                            (.10)      (.10)     (.13)       (.14)    (1.12)
                                                                              -----      -----    ------      ------    ------
Net asset value, end of period                                                $9.19      $8.41    $ 7.35     $  8.65    $12.12
                                                                              -----      -----    ------      ------    ------

Ratios/supplemental data
Net assets, end of period (in millions)                                        $113       $139      $152        $235      $403
Ratio of expenses to average daily net assets(b)                              1.78%      1.77%     1.71%       1.64%     1.64%
Ratio of net investment income (loss) to average daily net assets             1.23%      1.28%     1.41%       1.19%     1.75%
Portfolio turnover rate (excluding short-term securities)                      131%       130%      267%        226%      180%
Total return(c)                                                              10.51%     15.89%   (13.72%)    (27.62%)    2.93%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
43   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004       2003      2002        2001      2000(b)
Net asset value, beginning of period                                          $8.41      $7.36    $ 8.67      $12.16    $12.09
                                                                              -----      -----    ------      ------    ------
Income from investment operations:
Net investment income (loss)                                                    .12        .11       .13         .14       .08
Net gains (losses) (both realized and unrealized)                               .77       1.05     (1.31)      (3.48)      .05
                                                                              -----      -----    ------      ------    ------
Total from investment operations                                                .89       1.16     (1.18)      (3.34)      .13
                                                                              -----      -----    ------      ------    ------
Less distributions:
Dividends from net investment income                                           (.11)      (.11)     (.13)       (.15)     (.06)
                                                                              -----      -----    ------      ------    ------
Net asset value, end of period                                                $9.19      $8.41    $ 7.36     $  8.67    $12.16
                                                                              -----      -----    ------      ------    ------

Ratios/supplemental data
Net assets, end of period (in millions)                                          $3         $2        $1          $1       $--
Ratio of expenses to average daily net assets(c)                              1.78%      1.79%     1.73%       1.64%     1.64%(d)
Ratio of net investment income (loss) to average daily net assets             1.25%      1.21%     1.43%       1.20%     1.34%(d)
Portfolio turnover rate (excluding short-term securities)                      131%       130%      267%        226%      180%
Total return(e)                                                              10.57%     15.82%   (13.76%)    (27.58%)    1.05%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
44   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                  2004       2003      2002        2001      2000
Net asset value, beginning of period                                          $8.46      $7.40    $ 8.71      $12.21    $12.95
                                                                              -----      -----    ------      ------    ------
Income from investment operations:
Net investment income (loss)                                                    .21        .18       .21         .23       .34
Net gains (losses) (both realized and unrealized)                               .77       1.06     (1.31)      (3.49)      .16
                                                                              -----      -----    ------      ------    ------
Total from investment operations                                                .98       1.24     (1.10)      (3.26)      .50
                                                                              -----      -----    ------      ------    ------
Less distributions:
Dividends from net investment income                                           (.19)      (.18)     (.21)       (.24)     (.33)
Distributions from realized gains                                                --         --        --          --      (.91)
                                                                              -----      -----    ------      ------    ------
Total distributions                                                            (.19)      (.18)     (.21)       (.24)    (1.24)
                                                                              -----      -----    ------      ------    ------
Net asset value, end of period                                                $9.25      $8.46    $ 7.40     $  8.71    $12.21
                                                                              -----      -----    ------      ------    ------

Ratios/supplemental data
Net assets, end of period (in millions)                                        $182       $295      $322        $530      $982
Ratio of expenses to average daily net assets(b)                               .85%       .83%      .77%        .71%      .72%
Ratio of net investment income (loss) to average daily net assets             2.16%      2.22%     2.33%       2.12%     2.67%
Portfolio turnover rate (excluding short-term securities)                      131%       130%      267%        226%      180%
Total return(c)                                                              11.63%     16.85%   (12.90%)    (26.91%)    3.87%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
45   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Report of Independent
                  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Mutual (a series of AXP Investment Series, Inc.) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mutual as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004
--------------------------------------------------------------------------------
46   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Mutual
Fiscal year ended Sept. 30, 2004

Class A

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           71.15%
      Dividends Received Deduction for corporations                       66.44%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.05170
March 23, 2004                                                           0.03860
June 23, 2004                                                            0.03880
Sept. 23, 2004                                                           0.04622
Total distributions                                                     $0.17532

Class B

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           71.15%
      Dividends Received Deduction for corporations                       66.44%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.03488
March 23, 2004                                                           0.02003
June 23, 2004                                                            0.02080
Sept. 23, 2004                                                           0.02634
Total distributions                                                     $0.10205

--------------------------------------------------------------------------------
47   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           71.15%
      Dividends Received Deduction for corporations                       66.44%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.03604
March 23, 2004                                                           0.02137
June 23, 2004                                                            0.02143
Sept. 23, 2004                                                           0.02796
Total distributions                                                     $0.10680

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           71.15%
      Dividends Received Deduction for corporations                       66.44%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.05533
March 23, 2004                                                           0.04259
June 23, 2004                                                            0.04207
Sept. 23, 2004                                                           0.04977
Total distributions                                                     $0.18976

--------------------------------------------------------------------------------
48   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
49   --   AXP MUTUAL   --   2004 ANNUAL REPORT

                                                          Beginning                 Ending                   Expenses paid
                                                        account value            account value             during the period
                                                        April 1, 2004           Sept. 30, 2004       April 1, 2004-Sept. 30, 2004
Class A
         Actual(a)                                         $1,000                  $1,006.00                   $5.12(b)
         Hypothetical (5% return before expenses)          $1,000                  $1,019.90                   $5.15(b)
Class B
         Actual(a)                                         $1,000                  $1,001.90                   $8.96(c)
         Hypothetical (5% return before expenses)          $1,000                  $1,016.05                   $9.02(c)
Class C
         Actual(a)                                         $1,000                  $1,002.10                   $8.96(d)
         Hypothetical (5% return before expenses)          $1,000                  $1,016.05                   $9.02(d)
Class Y
         Actual(a)                                         $1,000                  $1,006.70                   $4.26(e)
         Hypothetical (5% return before expenses)          $1,000                  $1,020.75                   $4.29(e)

(a) Based on the actual return for the six months ended Sept. 30, 2004: 0.60% for Class A, 0.19% for Class B, 0.21% for Class C and 0.67% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
50   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Arne H. Carlson                    Board member     Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999       (provides administrative services to
Minneapolis, MN 55402                               boards). Former Governor  of Minnesota
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Philip J. Carroll, Jr.             Board member     Retired Chairman and CEO,  Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002       Corporation (engineering and            Materials Company, Inc.
Minneapolis, MN 55402                               construction) since 1998                (construction
Age 66                                                                                      materials/chemicals)
---------------------------------- ---------------- --------------------------------------- -------------------------------
Livio D. DeSimone                  Board member     Retired Chair of the Board and  Chief   Cargill, Incorporated
30 Seventh Street East             since 2001       Executive Officer, Minnesota Mining     (commodity merchants and
Suite 3050                                          and Manufacturing (3M)                  processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 70                                                                                      Materials Company
                                                                                            (construction materials/
                                                                                            chemicals), Milliken & Company
                                                                                            (textiles and chemicals), and
                                                                                            Nexia Biotechnologies, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------
Patricia M. Flynn                  Board member     Trustee Professor of Economics and      BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004       Management, Bentley College since       (holding company) and its
Minneapolis, MN 55402                               2002; former Dean, McCallum Graduate    subsidiary Boston Federal
Age 53                                              School of Business,  Bentley College    Savings Bank
                                                    from 1999 to 2002
---------------------------------- ---------------- --------------------------------------- -------------------------------
Anne P. Jones                      Board member     Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Stephen R. Lewis, Jr.*             Board member     Retired President and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002       Economics, Carleton College             (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 65
---------------------------------- ---------------- --------------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
51   --   AXP MUTUAL   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Catherine James Paglia             Board member     Enterprise Asset Management, Inc.       Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004       (private real estate and asset          (transportation, distribution
Minneapolis, MN 55402                               management company) since 1999          and logistics consultants)
Age 52
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alan K. Simpson                    Board member     Former three-term United States
1201 Sunshine Ave.                 since 1997       Senator for Wyoming
Cody, WY 82414
Age 72
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alison Taunton-Rigby               Board member     Founder and Chief Executive Officer,
901 S. Marquette Ave.              since 2002       RiboNovix, Inc. since 2004;
Minneapolis, MN 55402                               President, Forester Biotech since
Age 60                                              2000; prior to that, President and
                                                    CEO, Aquila Biopharmaceuticals, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                    length of
                                     service
---------------------------------- ---------------- --------------------------------------- -------------------------------
William F. Truscott                Board member     Senior Vice President - Chief
53600 AXP Financial Center         since 2001,      Investment Officer of AEFC since
Minneapolis, MN 55474              Vice             2001. Former Chief Investment Officer
Age 43                             President        and Managing Director, Zurich Scudder
                                   since 2002       Investments
---------------------------------- ---------------- --------------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
52   --   AXP MUTUAL   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Jeffrey P. Fox                     Treasurer        Vice President - Investment
50005 AXP Financial Center         since 2002       Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                               President - Finance, American Express
Age 49                                              Company, 2000-2002;  Vice President -
                                                    Corporate Controller, AEFC, 1996-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Paula R. Meyer                     President        Senior Vice President and General
596 AXP Financial Center           since 2002       Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                               2002; Vice President and Managing
Age 50                                              Director - American Express Funds,
                                                    AEFC, 2000-2002; Vice President,
                                                    AEFC,  1998-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Leslie L. Ogg                      Vice             President of Board Services
901 S. Marquette Ave.              President,       Corporation
Minneapolis, MN 55402              General
Age 65                             Counsel, and
                                   Secretary
                                   since 1978
---------------------------------- ---------------- --------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.


--------------------------------------------------------------------------------
53   --   AXP MUTUAL   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Investment Series, Inc. were as follows:

                  2004 - $38,376;                    2003 - $35,321

(b) Audit - Related Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Investment Series, Inc. were as follows:

                  2004 - $1,043;                     2003 - $660

(c) Tax Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for tax compliance related services for AXP Investment Series, Inc. were as follows:

                  2004 - $6,953;                     2003 - $6,450

(d) All Other Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Investment Series, Inc. were as follows:

                  2004 - None;                       2003 - $45

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Sept. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2004 - None;                       2003 - None

         The fees paid for the years ended Sept. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 10/1/02 - 9/30/03
  2004 represents bills paid 10/1/03 - 9/30/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2004